Publix
FOOD & PHARMACY
ENTRY

Kroger
SWEET CHARLIE'S
ICE CREAM

THIRD QUARTER 2026

Supplemental Disclosure

PHILLIPS EDISON & COMPANY®

PECO | Nasdaq Listed

GROCERY CENTERED. NEIGHBORHOOD FOCUSED.

Phillips Edison & Company	2

Introductory Notes

SUPPLEMENTAL INFORMATION
Phillips Edison & Company, Inc. (“we,” the “Company,” “our,” “us,” or “PECO”) is one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers. The enclosed information should be read in conjunction with our filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, our Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under Generally Accepted Accounting Principles (“GAAP”).

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
This supplemental disclosure contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “objective,” “goal,” “strategy,” “plan,” “focus,” “priority,” “should,” “could,” “potential,” “possible,” “look forward,” “optimistic,” “commit,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental disclosure. Such statements include, but are not limited to: (a) statements about the Company’s plans, strategies, initiatives, and prospects; (b) statements about the Company’s underwritten incremental yields; and (c) statements about the Company’s future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in the Company’s portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) competition from other available shopping centers, potential impact of e-commerce and the attractiveness of properties in the Company’s portfolio to its tenants; (v) the financial stability of the Company’s tenants, including, without limitation, their ability to pay rent; (vi) the Company’s ability to pay down, refinance, restructure, or extend its indebtedness as it becomes due; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (viii) potential liability for environmental matters; (ix) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (x) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax, and other considerations; (xi) changes in laws and regulations, including those related to tax, real estate, environmental, and zoning laws; (xii) cybersecurity incidents or other disruptions to information technology systems; (xiii) the Company’s corporate responsibility initiatives; (xiv) loss of key executives; (xv) the concentration of the Company’s portfolio in a limited number of industries, geographies, or investments; (xvi) the economic, political, and social impact of, and uncertainty relating to, pandemics or other health crises; (xvii) the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (xviii) the loss or bankruptcy of the Company’s tenants; (xix) to the extent the Company is seeking to dispose of properties, the Company’s ability to do so at attractive prices or at all; and (xx) the impact of heightened geopolitical instability, international conflicts, tariffs and global trade disruptions on the Company, its tenants, and consumers, including the impact on inflation, supply chains, and consumer sentiment.

Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in the Company’s 2025 Annual Report on Form 10-K, filed with the SEC on February 10, 2026, which is accessible on the SEC’s website at www.sec.gov. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this supplement to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting such forward-looking statements.

NOTICE REGARDING NON-GAAP FINANCIAL MEASURES
In addition to GAAP measures, this supplemental disclosure contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures included in our Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included in this supplemental disclosure on pages 18-22 and definitions of our non-GAAP measures are included in our Glossary of Terms beginning on page 66.

Phillips Edison & Company	3

Introductory Notes

PRO RATA FINANCIAL INFORMATION
We may present our consolidated financial information inclusive of our prorated portion owned through unconsolidated joint ventures. The presentation of pro rata financial information has limitations as an analytical tool, which include but are not limited to: (i) amounts shown on individual line items were calculated by applying our overall economic ownership interest percentage determined when applying the equity method of accounting, and may not represent our legal claim to the assets and liabilities, or the revenues and expenses; and (ii) other REITs may use different methodologies for calculating their pro rata interest. Accordingly, pro rata financial information should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP.

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FINANCIAL RESULTS
Three and Nine Months Ended September 30, 2026

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Earnings Release Unaudited
Phillips Edison & Company Reports
Third Quarter 2026 Results

CINCINNATI - October 26, 2026 - Phillips Edison & Company, Inc. (Nasdaq: PECO) (“PECO” or the “Company”), one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers, today reported financial and operating results for the period ended September 30, 2026 and provided updated 2026 earnings guidance. For the three and nine months ended September 30, 2026, net income attributable to stockholders was $62.7 million, or $0.49 per diluted share, and $134.2 million, or $1.05 per diluted share, respectively.

Highlights for the Third Quarter
•Reported Nareit FFO of $0.69 per diluted share, representing 7.8% year-over-year growth
•Reported Core FFO of $0.71 per diluted share, representing 9.2% year-over-year growth
•Increased same-center NOI year-over-year by 5.3%
•The increased midpoint of full year 2026 Nareit FFO per diluted share guidance of $2.70 represents 6.3% year-over-year growth
•The increased midpoint of full year 2026 Core FFO per diluted share guidance of $2.77 represents 6.5% year-over-year growth
•The increased midpoint of full year 2026 same-center NOI guidance represents 3.75% year-over-year growth
•Full year 2026 gross acquisitions guidance reflects a range of $600 million to $700 million
•Acquired two grocery-anchored shopping centers, one Everyday Retail™ center and land parcels for a total of $181.8 million and sold $87.1 million in assets
•Reported strong leased portfolio occupancy of 97.5% and same-center leased portfolio occupancy of 97.8%
•Reported leased anchor occupancy of 99.0% and same-center leased anchor occupancy of 99.2%
•Reported leased inline occupancy of 95.1% and same-center leased inline occupancy of 95.4%
•Executed comparable portfolio new and inline leases at a rent spread of 26.3% during the quarter
•Executed comparable portfolio renewal leases at a record rent spread of 25.2% and comparable inline renewal leases at a record-high rent spread of 24.2% during the quarter
•Generated net proceeds of $6.4 million through the issuance of 0.2 million common shares at a gross weighted average price of $42.20 per common share through PECO’s ATM program
•Trailing 12-month net debt to annualized adjusted EBITDAre at September 30, 2026 was 5.2x

Subsequent Highlights
•Acquired two grocery-anchored shopping centers for $59.4 million at PECO’s total prorated share and sold a land parcel for $0.9 million
•Year to date through October 26, 2026, acquired $519.1 million in assets at PECO’s total prorated share and sold $174.8 million in assets
•Expanded and extended by 10 years the joint venture partnership with Northwestern Mutual to acquire 13 high-quality, grocery-anchored shopping centers valued at approximately $377.5 million and currently owned and operated by PECO across eight states
•Closed on a new $350 million unsecured term loan with a portion of proceeds used to pay down the $162 million term loan due January 2027, lowering the interest rate by approximately 30 basis points

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Earnings Release Unaudited
Management Commentary
Jeff Edison, Chairman and Chief Executive Officer of PECO stated: “PECO delivered another quarter of strong financial results, and the operating environment remains solid. Our record renewal rent spreads and high occupancy showcase the strength of PECO’s operating engine. PECO combines right-sized and well-located, grocery-anchored neighborhood shopping centers that support successful necessity-based retailers with a team that converts retailer demand into durable internal growth.”

Edison added: “We continue to match fund our external growth by selling stabilized centers and investing in centers with greater growth potential. Our leasing relationships, operating platform and market data give us a meaningful advantage when executing acquisitions. The embedded growth, together with our disciplined approach to investing, position PECO well for 2027 and beyond.”

Financial Results
Net Income
Third quarter 2026 net income attributable to stockholders totaled $62.7 million, or $0.49 per diluted share, compared to net income of $24.7 million, or $0.20 per diluted share, during the third quarter of 2025.
For the nine months ended September 30, 2026, net income attributable to stockholders totaled $134.2 million, or $1.05 per diluted share, compared to net income of $63.8 million, or $0.51 per diluted share, for the same period in 2025.

Nareit FFO
Third quarter 2026 funds from operations attributable to stockholders and operating partnership (“OP”) unit holders as defined by Nareit (“Nareit FFO”) increased 9.8% to $98.0 million, or $0.69 per diluted share, compared to $89.3 million, or $0.64 per diluted share, during the third quarter of 2025.
For the nine months ended September 30, 2026, Nareit FFO increased 7.7% to $284.6 million, or $2.03 per diluted share, compared to $264.3 million, or $1.90 per diluted share, during the same period in 2025.

Core FFO
Third quarter 2026 core funds from operations attributable to stockholders and OP unit holders (“Core FFO”) increased 11.3% to $100.7 million, or $0.71 per diluted share, compared to $90.6 million, or $0.65 per diluted share, during the third quarter of 2025.
For the nine months ended September 30, 2026, Core FFO increased 8.6% to $292.6 million, or $2.09 per diluted share, compared to $269.5 million, or $1.94 per diluted share, for the same period in 2025.

Same-Center NOI
Third quarter 2026 same-center net operating income (“NOI”) increased 5.3% to $122.4 million, compared to $116.2 million during the third quarter of 2025.
For the nine months ended September 30, 2026, same-center NOI increased 4.3% to $361.8 million, compared to $346.9 million during the same period in 2025.

Portfolio Overview
Portfolio Statistics
As of September 30, 2026, PECO’s wholly-owned portfolio consisted of 300 properties, totaling approximately 33.9 million square feet, located in 31 states. This compared to 303 properties, totaling approximately 34.0 million square feet, located in 31 states as of September 30, 2025.
Leased portfolio occupancy was 97.5% as of September 30, 2026, compared to 97.6% as of September 30, 2025. Same-center leased portfolio occupancy was 97.8% as of September 30, 2026 and 2025.
Leased anchor occupancy was 99.0% as of September 30, 2026, compared to 99.2% as of September 30, 2025. Same-center leased anchor occupancy was 99.2% as of September 30, 2026, compared to 99.4% as of September 30, 2025.

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Earnings Release Unaudited
Leased inline occupancy was 95.1% as of September 30, 2026, compared to 94.8% as of September 30, 2025. Same-center leased inline occupancy was 95.4% as of September 30, 2026, compared to 95.0% as of September 30, 2025.

Leasing Activity
During the third quarter of 2026, 238 leases were executed totaling approximately 1.1 million square feet. This compared to 270 leases executed totaling approximately 1.7 million square feet during the third quarter of 2025.
For the nine months ended September 30, 2026, 788 leases were executed totaling approximately 3.9 million square feet. This compared to 780 leases executed totaling approximately 4.6 million square feet during the same period in 2025.
During the third quarter of 2026, comparable rent spreads, which represent the percentage increase of a lease to the expiring lease of a unit that was occupied within the past twelve months, were a record-high 25.2% for renewal leases, 26.3% for new leases and 25.5% combined.
Comparable rent spreads during the nine months ended September 30, 2026 were 32.3% for new leases, 22.3% for renewal leases and 24.9% combined.

Transaction Activity - Wholly-Owned
During the third quarter of 2026, the Company acquired $181.8 million in assets, which included three shopping centers and land parcels. The Company expects to drive value in these assets through occupancy increases and rent growth, as well as potential future development of ground-up outparcel retail spaces.
The third quarter 2026 acquisitions included:
•South Shore Commons, a 157,574 square foot Everyday Retail™ center located in Staten Island, New York.
•Alafaya Square, a 168,532 square foot shopping center anchored by Publix located in an Orlando, Florida suburb.
•Easton Commons, a 203,728 square foot shopping center anchored by Kroger located in a Houston, Texas suburb.
During the same period, the Company sold $87.1 million in assets, which included five shopping centers and a land parcel.
For the nine months ended September 30, 2026, the Company acquired $448.7 million in assets, which included 13 shopping centers and land parcels. During the same period, $174.0 million in assets were sold, which included nine shopping centers and land parcels.
Subsequent to quarter end, the Company acquired $52.8 million in assets, which included:
•Rice Lake Square, a 258,525 square foot shopping center anchored by Pete’s Fresh Market located in a Chicago, Illinois suburb.
Subsequent to quarter end, the Company sold a land parcel for $0.9 million.

Transaction Activity - Joint Venture
For the nine months ended September 30, 2026, the Company acquired $11.0 million in assets at PECO’s total prorated share, which included one shopping center and one outparcel.
Subsequent to quarter end, the Company acquired $6.6 million in assets at PECO’s total prorated share, which included:
•Memorial Commons, a 111,022 square foot shopping center anchored by Harris Teeter located in a Charlotte, North Carolina suburb, acquired through Neighborhood Grocery Catalyst Fund LLC.
The Company previously announced on October 1, 2026 an amended and restated joint venture partnership with Northwestern Mutual, one of the largest commercial real estate mortgage and equity investors in the U.S., which extends the term of the venture, Grocery Retail Partners I LLC (“GRP I”), by 10 years to 2036. The expanded joint venture will acquire 13 high-quality, grocery-anchored shopping centers currently owned and operated by PECO across eight states. Northwestern Mutual and PECO will retain approximately 86% and 14% interest in the joint venture, respectively. PECO will continue to provide leasing, asset management and

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Earnings Release Unaudited
property management services for the joint venture, in addition to earning recurring fees related to these services.

Balance Sheet Highlights
Subsequent to quarter end, the Company closed on a new $350 million unsecured term loan facility. The term loan facility has a three-year term maturing on October 23, 2029 and will initially bear interest at an annual rate of SOFR plus 0.80%, with future pricing subject to adjustment based on the Company's credit ratings and leverage ratio. Phillips Edison Grocery Center Operating Partnership I, L.P., a subsidiary of the Company and the borrower under the term loan facility (the “Borrower”), borrowed $175 million of the term loan facility at closing with the remaining $175 million available to draw on or before April 21, 2027. The term loan also has an uncommitted accordion feature allowing the Borrower to borrow up to an additional $450 million of term loans, for total term loans of up to $800 million. The Borrower has the ability to prepay the term loan under the facility without premium or penalty any time prior to maturity. Proceeds from the initial $175 million borrowing were used to pay down the Borrower's outstanding $161.8 million term loan along with outstanding balances under its $1 billion revolving credit facility.

As of September 30, 2026, the Company had approximately $762 million of total liquidity, comprised of $17.9 million of cash, cash equivalents and restricted cash, plus $744.3 million of borrowing capacity available on its $1.0 billion revolving credit facility. Pro forma for the new $350 million unsecured term loan, the Company had approximately $950 million of total liquidity.
As of September 30, 2026, the Company’s net debt to adjusted EBITDAre was 5.2x on a trailing twelve month basis and 5.0x on a current quarter annualized basis, which compares to 5.2x and 5.1x, respectively, as of December 31, 2025. As of September 30, 2026, the Company’s outstanding debt had a weighted-average interest rate of 4.5% and a weighted-average maturity of 5.3 years when including all extension options, and 85.2% of the Company’s total debt was fixed-rate debt, which includes PECO’s total prorated share of debt for its joint ventures.
During the third quarter of 2026, the Company generated net proceeds of $6.4 million through the issuance of 0.2 million common shares at a gross weighted average price of $42.20 per common share through PECO’s ATM program. For the nine months ended September 30, 2026, the Company generated net proceeds of $91.7 million through the issuance of 2.2 million common shares at a gross weighted average price of $42.07 per common share through PECO’s ATM program.
The Company’s interest rate swap with a notional value of $200 million and a fixed rate of 3.359% expired on September 1, 2026.

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Earnings Release Unaudited
2026 Guidance and Expectations
PECO updated its 2026 earnings guidance and expectations, as summarized in the table below, which is based upon the Company’s current view of existing market conditions and assumptions for the year ending December 31, 2026. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under "Forward-Looking Statements" below.

(in thousands, except per share amounts)	Q3 2026 YTD	Updated Full Year 2026 Guidance and Expectations	Previous Full Year 2026 Guidance and Expectations
Net income per share - diluted	$1.05	$1.21 - $1.24	$0.95 - $0.97
Nareit FFO per share - diluted	$2.03	$2.68 - $2.72	$2.67 - $2.72
Core FFO per share - diluted	$2.09	$2.75 - $2.79	$2.73 - $2.79
Same-Center NOI growth	4.3%	3.50% - 4.00%	3.40% - 4.00%
Portfolio Activity:
Acquisitions, gross(1)	$459,705	$600,000 - $700,000	$600,000 - $700,000
Dispositions	$173,994	$175,000 - $210,000	$200,000 - $250,000
Contributions to joint ventures, net(2)	$—	$200,000 - $250,000	$200,000 - $250,000
Other:
Interest expense, net	$87,284	$116,000 - $120,000	$117,000 - $127,000
G&A expense	$37,424	$51,000 - $53,000	$49,000 - $53,000
Non-cash revenue items(3)	$17,158	$22,000 - $24,000	$21,000 - $23,000
Adjustments for collectibility	$3,773	$4,500 - $6,000	$4,000 - $7,000
(1)Includes the prorated portion owned through the Company’s unconsolidated joint ventures.
(2)Subsequent to quarter end, contributions to Grocery Retail Partners I LLC were $138.6 million.
(3)Represents straight-line rental income and net amortization of above- and below-market leases.
The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results without unreasonable effort.
The following table provides a reconciliation of the range of the Company's 2026 estimated net income to estimated Nareit FFO and Core FFO:

(Unaudited)	Low End	High End
Net income per share attributable to stockholders - diluted	$1.21	$1.24
Depreciation and amortization of real estate assets	1.90	1.91
Gain on disposal of property, net	(0.48)	(0.48)
Adjustments related to unconsolidated joint ventures	0.05	0.05
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$2.68	$2.72
Depreciation and amortization of corporate assets	0.01	0.01
Loss on extinguishment or modification of debt and other, net	0.01	0.01
Transaction costs and other	0.05	0.05
Core FFO attributable to stockholders and OP unit holders per share - diluted	$2.75	$2.79

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Earnings Release Unaudited
Conference Call and Webcast Details
PECO will host a conference call and webcast on Tuesday, October 27, 2026 at 12:00 p.m. Eastern Time to discuss third quarter 2026 results and provide further business updates. Chairman and Chief Executive Officer Jeff Edison, President Bob Myers and Chief Financial Officer John Caulfield will host the conference call and webcast. Dial-in and webcast information is below.

Third Quarter 2026 Earnings Conference Call and Webcast Details:
Date: Tuesday, October 27, 2026
Time: 12:00 p.m. ET
Toll-Free Dial-In Number: (800) 715-9871
International Dial-In Number: (646) 307-1963
Conference ID: 4551083
Webcast: Third Quarter 2026 Webcast Link

Replay:
An audio replay will be available approximately one hour after the conclusion of the conference call using the webcast link above. The replay will be archived on PECO’s Investor Relations website under Events & Presentations.
For more information on the Company’s financial results, please refer to the Company’s Form 10-Q for the quarter ended September 30, 2026.

Connect with PECO
For additional information, please visit https://www.phillipsedison.com/
Follow PECO on:
•X at https://x.com/PhillipsEdison
•LinkedIn at https://www.linkedin.com/company/phillipsedison&company

About Phillips Edison & Company
Phillips Edison & Company, Inc. (“PECO”) is one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers. Founded in 1991, PECO has generated strong results through its vertically-integrated operating platform and national footprint of well-occupied shopping centers. PECO’s centers feature a mix of national and regional retailers providing necessity-based goods and services in fundamentally strong markets throughout the United States. PECO’s top grocery anchors include Kroger, Publix, Albertsons and Ahold Delhaize. As of September 30, 2026, PECO managed 328 shopping centers, including 300 wholly-owned centers comprising 33.9 million square feet across 31 states and 28 shopping centers owned in three institutional joint ventures. PECO is focused on creating great grocery-anchored shopping experiences and improving communities, one neighborhood shopping center at a time.
PECO uses, and intends to continue to use, its Investors website, which can be found at https://investors.phillipsedison.com, as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD.

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Overview of Results Unaudited, in thousands (excluding per share and per square foot amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

SUMMARY FINANCIAL RESULTS
Total revenues (page 15)	$193,088	$182,669	$573,448	$538,733
Net income attributable to stockholders (page 15)	62,678	24,685	134,173	63,778
Net income per share - basic (page 15)	$0.49	$0.20	$1.06	$0.51
Net income per share - diluted (page 15)	$0.49	$0.20	$1.05	$0.51
Same-Center NOI (page 22)	122,371	116,162	361,807	346,895
Adjusted EBITDAre (page 20)	129,914	119,897	381,925	353,534
Nareit FFO (page 18)	97,990	89,253	284,634	264,317
Nareit FFO per share - diluted (page 18)	$0.69	$0.64	$2.03	$1.90
Core FFO (page 18)	100,746	90,557	292,639	269,539
Core FFO per share - diluted (page 18)	$0.71	$0.65	$2.09	$1.94

SUMMARY OF FINANCIAL AND OPERATING RATIOS
Same-Center NOI margin (page 22)	73.2%	72.5%	72.9%	72.4%
Same-Center NOI change (page 22)(1)	5.3%	3.3%	4.3%	3.8%

LEASING RESULTS
Comparable rent spreads - new leases (page 43)(2)	26.3%	24.5%	32.3%	29.5%
Comparable rent spreads - renewals (page 43)(2)	25.2%	23.2%	22.3%	20.9%
Portfolio retention rate (page 37)(2)	92.2%	93.9%	89.7%	92.8%

			As of September 30,
			2026	2025

OUTSTANDING STOCK AND PARTNERSHIP UNITS
Common stock outstanding			128,912	125,710
Operating Partnership (OP) units outstanding			12,030	12,713

SUMMARY PORTFOLIO STATISTICS(2)
Number of properties			300	303
GLA (page 37)			33,944	34,035
Leased occupancy (page 39)			97.5%	97.6%
Economic occupancy (page 39)			97.2%	97.0%
Leased ABR PSF (page 39)			$17.31	$16.17
Leased Anchor ABR PSF (page 39)			$10.90	$10.46
Leased Inline ABR PSF (page 39)			$28.15	$26.61
Same-Center leased occupancy (page 39)			97.8%	97.8%
Same-Center economic occupancy (page 39)			97.5%	97.2%

(1)Reflects Same-Center NOI change as initially reported for the specified period.
(2)Statistics represent the Company's wholly-owned properties.

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FINANCIAL SUMMARY
Three and Nine Months Ended September 30, 2026

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Consolidated Balance Sheets Condensed and Unaudited, in thousands (excluding per share amounts)

	September 30, 2026	December 31, 2025

ASSETS
Investment in real estate:
Land and improvements	$1,988,992	$1,963,735
Building and improvements	4,467,013	4,305,174
In-place lease assets	543,721	538,324
Above-market lease assets	82,600	77,551
Total investment in real estate assets	7,082,326	6,884,784
Accumulated depreciation and amortization	(2,026,479)	(1,957,569)
Net investment in real estate assets	5,055,847	4,927,215
Investment in unconsolidated joint ventures	47,252	42,561
Total investment in real estate assets, net	5,103,099	4,969,776
Cash and cash equivalents	8,903	3,544
Restricted cash	9,018	39,768
Goodwill	29,066	29,066
Other assets, net	248,820	244,284
Real estate investments and other assets held for sale	152,148	—
Total assets	$5,551,054	$5,286,438

LIABILITIES AND EQUITY
Liabilities:
Debt obligations, net	$2,521,454	$2,375,328
Below-market lease liabilities, net	138,387	118,356
Accounts payable and other liabilities	153,103	180,332
Deferred income	32,733	23,044
Liabilities of real estate investments held for sale	6,083	—
Total liabilities	2,851,760	2,697,060
Equity:
Preferred stock, $0.01 par value per share, 10,000 shares authorized, zero shares issued and outstanding at September 30, 2026 and December 31, 2025	—	—
Common stock, $0.01 par value per share, 1,000,000 shares authorized, 128,912 and 125,788 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	1,289	1,258
Additional paid-in capital	3,778,531	3,664,205
Accumulated other comprehensive income	181	358
Accumulated deficit	(1,370,225)	(1,379,252)
Total stockholders’ equity	2,409,776	2,286,569
Noncontrolling interests	289,518	302,809
Total equity	2,699,294	2,589,378
Total liabilities and equity	$5,551,054	$5,286,438

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Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

REVENUES
Rental income	$188,944	$178,293	$559,676	$525,943
Fees and management income	3,464	3,274	10,963	9,373
Other property income	680	1,102	2,809	3,417
Total revenues	193,088	182,669	573,448	538,733

OPERATING EXPENSES
Property operating	31,193	30,197	96,266	89,455
Real estate taxes	23,343	22,226	67,923	64,584
General and administrative	11,906	12,752	37,424	37,760
Depreciation and amortization	68,858	65,603	201,229	202,080
Total operating expenses	135,300	130,778	402,842	393,879

OTHER
Interest expense, net	(28,118)	(28,544)	(87,284)	(81,935)
Gain on disposal of property, net	40,605	4,255	66,812	9,798
Other expense, net	(1,651)	(374)	(3,014)	(2,344)
Net income	68,624	27,228	147,120	70,373
Net income attributable to noncontrolling interests	(5,946)	(2,543)	(12,947)	(6,595)
Net income attributable to stockholders	$62,678	$24,685	$134,173	$63,778

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic	$0.49	$0.20	$1.06	$0.51
Net income per share attributable to stockholders - diluted	$0.49	$0.20	$1.05	$0.51

Phillips Edison & Company	15

Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025

REVENUES
Rental income	$188,944	$184,451	$186,281	$183,243	$178,293
Fees and management income	3,464	4,054	3,445	3,378	3,274
Other property income	680	1,114	1,015	1,240	1,102
Total revenues	193,088	189,619	190,741	187,861	182,669

OPERATING EXPENSES
Property operating	31,193	32,083	32,990	34,194	30,197
Real estate taxes	23,343	22,513	22,067	21,503	22,226
General and administrative	11,906	13,575	11,943	13,878	12,752
Depreciation and amortization	68,858	66,840	65,531	64,294	65,603
Total operating expenses	135,300	135,011	132,531	133,869	130,778

OTHER
Interest expense, net	(28,118)	(29,394)	(29,772)	(28,403)	(28,544)
Gain on disposal of property, net	40,605	19,390	6,817	28,992	4,255
Other (expense) income, net	(1,651)	650	(2,013)	(1,986)	(374)
Net income	68,624	45,254	33,242	52,595	27,228
Net income attributable to noncontrolling interests	(5,946)	(4,137)	(2,864)	(5,070)	(2,543)
Net income attributable to stockholders	$62,678	$41,117	$30,378	$47,525	$24,685

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic and diluted	$0.49	$0.33	$0.24	$0.38	$0.20

Phillips Edison & Company	16

Consolidated Statements of Cash Flows Condensed and Unaudited, in thousands

	Nine Months Ended September 30,
	2026	2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$147,120	$70,373
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of real estate assets	200,131	200,908
Depreciation and amortization of corporate assets	1,098	1,172
Net amortization of above- and below-market leases	(7,690)	(6,276)
Amortization of deferred financing expenses	2,427	3,651
Amortization of debt and derivative adjustments	2,068	1,841
Loss on extinguishment or modification of debt, net	1,105	1
Gain on disposal of property, net	(66,812)	(9,798)
Straight-line rent, net	(9,468)	(7,842)
Share-based compensation	9,280	8,534
Return on investment in unconsolidated joint ventures	526	505
Other	(83)	(615)
Changes in operating assets and liabilities:
Other assets, net	(22,606)	(18,445)
Accounts payable and other liabilities	1,955	8,076
Net cash provided by operating activities	259,051	252,085
CASH FLOWS FROM INVESTING ACTIVITIES
Real estate acquisitions, net	(454,072)	(282,038)
Capital expenditures	(87,855)	(95,712)
Proceeds from sale of real estate, net	167,862	15,154
Proceeds from secured loan receivable	17,395	—
Investment in unconsolidated joint ventures	(6,079)	(6,987)
Return of investment in unconsolidated joint ventures	1,139	1,778
Investment in marketable securities	(5,432)	(8,158)
Proceeds from sale of marketable securities	963	—
Insurance proceeds for property damage claims	941	653
Net cash used in investing activities	(365,138)	(375,310)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	92,625	—
Payment of offering costs	(1,265)	—
Proceeds from revolving credit facility	620,000	540,000
Payments on revolving credit facility	(487,000)	(577,000)
Proceeds from notes and loans payable, net	346,500	346,164
Payments on loans and mortgages payable	(337,398)	(45,077)
Distributions paid	(138,752)	(129,860)
Distributions to noncontrolling interests	(14,014)	(13,840)
Net cash provided by financing activities	80,696	120,387
NET DECREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(25,391)	(2,838)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH:
Beginning of period	43,312	8,649
End of period	$17,921	$5,811

RECONCILIATION TO CONSOLIDATED BALANCE SHEETS
Cash and cash equivalents	$8,903	$4,076
Restricted cash	9,018	1,735
Cash, cash equivalents, and restricted cash at end of period	$17,921	$5,811

Phillips Edison & Company	17

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$68,624	$27,228	$147,120	$70,373
Adjustments:
Depreciation and amortization of real estate assets	68,478	65,205	200,131	200,908
Gain on disposal of property, net	(40,605)	(4,255)	(66,812)	(9,798)
Adjustments related to unconsolidated joint ventures	1,493	1,075	4,195	2,834
Nareit FFO attributable to stockholders and OP unit holders	$97,990	$89,253	$284,634	$264,317

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$97,990	$89,253	$284,634	$264,317
Adjustments:
Depreciation and amortization of corporate assets	380	398	1,098	1,172
Transaction and acquisition expenses	2,351	893	5,830	4,004
Loss on extinguishment or modification of debt and other, net	155	—	1,235	1
Adjustments related to unconsolidated joint ventures	(130)	13	(158)	45
Core FFO attributable to stockholders and OP unit holders	$100,746	$90,557	$292,639	$269,539

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$100,746	$90,557	$292,639	$269,539
Adjustments:
Straight-line rent and above- and below-market leases and contracts	(6,064)	(5,224)	(17,532)	(14,493)
Non-cash debt adjustments	1,359	1,823	4,414	5,451
Capital expenditures and leasing commissions(1)	(21,520)	(16,142)	(49,353)	(47,936)
Non-cash share-based compensation expense	3,494	3,171	10,118	9,044
Adjustments related to unconsolidated joint ventures	(517)	(476)	(1,703)	(985)
Adjusted FFO attributable to stockholders and OP unit holders	$77,498	$73,709	$238,583	$220,620

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	141,308	138,860	139,958	138,927
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.69	$0.64	$2.03	$1.90
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.71	$0.65	$2.09	$1.94

(1) Excludes development and redevelopment projects.

Phillips Edison & Company	18

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$68,624	$45,254	$33,242	$52,595	$27,228
Adjustments:
Depreciation and amortization of real estate assets	68,478	66,471	65,182	63,926	65,205
Gain on disposal of property, net	(40,605)	(19,390)	(6,817)	(28,992)	(4,255)
Adjustments related to unconsolidated joint ventures	1,493	1,387	1,315	1,242	1,075
Nareit FFO attributable to stockholders and OP unit holders	$97,990	$93,722	$92,922	$88,771	$89,253

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$97,990	$93,722	$92,922	$88,771	$89,253
Adjustments:
Depreciation and amortization of corporate assets	380	369	349	368	398
Transaction and acquisition expenses	2,351	1,402	2,077	1,519	893
Loss on extinguishment or modification of debt and other, net	155	—	1,080	89	—
Adjustments related to unconsolidated joint ventures	(130)	(3)	(25)	424	13
Realized performance income (1)	—	—	—	(30)	—
Core FFO attributable to stockholders and OP unit holders	$100,746	$95,490	$96,403	$91,141	$90,557

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$100,746	$95,490	$96,403	$91,141	$90,557
Adjustments:
Straight-line rent and above- and below-market leases and contracts	(6,064)	(6,013)	(5,455)	(5,341)	(5,224)
Non-cash debt adjustments	1,359	1,435	1,620	1,826	1,823
Capital expenditures and leasing commissions(2)	(21,520)	(15,314)	(12,519)	(16,656)	(16,142)
Non-cash share-based compensation expense	3,494	3,566	3,058	3,221	3,171
Adjustments related to unconsolidated joint ventures	(517)	(586)	(600)	(365)	(476)
Adjusted FFO attributable to stockholders and OP unit holders	$77,498	$78,578	$82,507	$73,826	$73,709

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	141,308	139,193	138,977	138,845	138,860
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.69	$0.67	$0.67	$0.64	$0.64
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.71	$0.69	$0.69	$0.66	$0.65
(1)Realized performance income includes fees received related to the achievement of certain performance targets in the Company's Necessity Retail Partners joint venture, which was dissolved in December 2025.
(2)Excludes development and redevelopment projects.

Phillips Edison & Company	19

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

CALCULATION OF EBITDAre
Net income	$68,624	$27,228	$147,120	$70,373
Adjustments:
Depreciation and amortization	68,858	65,603	201,229	202,080
Interest expense, net	28,118	28,544	87,284	81,935
Gain on disposal of property, net	(40,605)	(4,255)	(66,812)	(9,798)
Federal, state, and local tax expense	242	219	726	599
Adjustments related to unconsolidated joint ventures	2,325	1,652	6,523	4,296
EBITDAre	$127,562	$118,991	$376,070	$349,485

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$127,562	$118,991	$376,070	$349,485
Adjustments:
Transaction and acquisition expenses	2,351	893	5,830	4,004
Adjustments related to unconsolidated joint ventures	1	13	25	45
Adjusted EBITDAre	$129,914	$119,897	$381,925	$353,534

Phillips Edison & Company	20

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025

CALCULATION OF EBITDAre
Net income	$68,624	$45,254	$33,242	$52,595	$27,228
Adjustments:
Depreciation and amortization	68,858	66,840	65,531	64,294	65,603
Interest expense, net	28,118	29,394	29,772	28,403	28,544
Gain on disposal of property, net	(40,605)	(19,390)	(6,817)	(28,992)	(4,255)
Federal, state, and local tax expense	242	242	242	708	219
Adjustments related to unconsolidated joint ventures	2,325	2,150	2,048	1,904	1,652
EBITDAre	$127,562	$124,490	$124,018	$118,912	$118,991

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$127,562	$124,490	$124,018	$118,912	$118,991
Adjustments:
Transaction and acquisition expenses	2,351	1,402	2,077	1,519	893
Adjustments related to unconsolidated joint ventures	1	45	(21)	15	13
Realized performance income(1)	—	—	—	(30)	—
Adjusted EBITDAre	$129,914	$125,937	$126,074	$120,416	$119,897
(1)Realized performance income includes fees received related to the achievement of certain performance targets in the Company's Necessity Retail Partners joint venture, which was dissolved in December 2025.

Phillips Edison & Company	21

Same-Center Net Operating Income Unaudited, in thousands

	Three Months Ended September 30,		Favorable (Unfavorable) % Change	Nine Months Ended September 30,		Favorable (Unfavorable) % Change
	2026	2025		2026	2025
SAME-CENTER NOI(1)
Revenues:
Rental income(2)	$126,692	$121,549		$376,284	$363,146
Tenant recovery income	41,047	39,010		120,900	116,710
Reserves for uncollectibility(3)	(1,232)	(1,265)		(2,942)	(3,884)
Other property income	779	951		2,390	2,974
Total revenues	167,286	160,245	4.4%	496,632	478,946	3.7%
Operating expenses:
Property operating expenses	23,693	23,824		73,254	72,477
Real estate taxes	21,222	20,259		61,571	59,574
Total operating expenses	44,915	44,083	(1.9)%	134,825	132,051	(2.1)%
Total Same-Center NOI	$122,371	$116,162	5.3%	$361,807	$346,895	4.3%

Same-Center NOI margin	73.2%	72.5%		72.9%	72.4%

(1)Same-Center NOI represents the NOI for the 275 properties that were wholly-owned for the entirety of both calendar year periods being compared.
(2)Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income.
(3)Includes billings that will not be recognized as revenue until cash is collected or the Neighbor resumes regular payments and/or the Company deems it appropriate to resume recording revenue on an accrual basis, rather than on a cash basis.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
RECONCILIATION OF NET INCOME TO NOI AND SAME-CENTER NOI
Net income	$68,624	$27,228	$147,120	$70,373
Adjusted to exclude:
Fees and management income	(3,464)	(3,274)	(10,963)	(9,373)
Straight-line rental income(1)	(3,335)	(2,899)	(9,477)	(7,853)
Net amortization of above- and below-market leases	(2,607)	(2,204)	(7,690)	(6,276)
Lease buyout income	(81)	(144)	(1,874)	(2,062)
General and administrative expenses	11,906	12,752	37,424	37,760
Depreciation and amortization	68,858	65,603	201,229	202,080
Interest expense, net	28,118	28,544	87,284	81,935
Gain on disposal of property, net	(40,605)	(4,255)	(66,812)	(9,798)
Other expense, net	1,651	374	3,014	2,344
Property operating expenses related to fees and management income	1,866	989	5,857	2,892
NOI for real estate investments	130,931	122,714	385,112	362,022
Less: Non-same-center NOI(2)	(8,560)	(6,552)	(23,305)	(15,127)
Total Same-Center NOI	$122,371	$116,162	$361,807	$346,895
(1)Includes straight-line rent adjustments for Neighbors for whom revenue is being recorded on a cash basis.
(2)Includes operating revenues and expenses from non-same-center properties, which includes properties acquired or sold, and corporate activities.

Phillips Edison & Company	22

Joint Venture Portfolio and Financial Summary Unaudited, dollars and square feet in thousands

UNCONSOLIDATED JOINT VENTURE PORTFOLIO SUMMARY

		As of September 30, 2026
Joint Venture	Investment Partner	Ownership Percentage	Number of Shopping Centers	ABR	GLA
Grocery Retail Partners I LLC (“GRP I”)	The Northwestern Mutual Life Insurance Company	14%	20	$34,156	2,225
Necessity Retail Venture LLC (“NRV”)	Cohen & Steers Income Opportunities REIT, Inc.	20%	5	17,220	1,010
Neighborhood Grocery Catalyst Fund LLC (“NGCF”)	LS BDC Holdings, LLC, a subsidiary of Lafayette Square USA, Inc. & The Northwestern Mutual Life Insurance Company	31%	3	4,435	225
			28	$55,811	3,460

UNCONSOLIDATED JOINT VENTURE FINANCIAL SUMMARY

	As of September 30, 2026
	GRP I	NRV	NGCF
Total assets	$337,549	$259,610	$58,216
Gross debt	173,770	130,046	31,621
Pro rata share of debt	24,322	26,009	9,881

	Nine Months Ended September 30, 2026
	GRP I	NRV	NGCF
Pro rata share of Nareit FFO(1)	$2,353	$1,520	$605
Pro rata share of Same-Center NOI(1)	3,348	384	272
Pro rata share of NOI(1)	3,346	1,895	1,020
(1)PECO's shares of the Company's unconsolidated joint ventures' Nareit FFO and NOI results are all calculated based upon the respective ownership percentages presented in the Unconsolidated Joint Venture Portfolio Summary table above.

Phillips Edison & Company	23

Supplemental Balance Sheets Detail Unaudited, in thousands

	September 30, 2026	December 31, 2025

OTHER ASSETS, NET
Deferred leasing commissions and costs	$62,826	$61,479
Deferred financing expenses(1)	16,278	16,308
Office equipment, capital lease assets, and other	32,479	30,062
Corporate intangible assets	6,703	6,703
Total depreciable and amortizable assets	118,286	114,552
Accumulated depreciation and amortization	(61,934)	(59,326)
Net depreciable and amortizable assets	56,352	55,226
Accounts receivable, net(2)	54,198	52,032
Accounts receivable - affiliates	1,752	1,525
Secured loan receivable	—	17,395
Deferred rent receivable, net(3)	85,576	80,669
Derivative assets	—	177
Prepaid expenses and other	23,258	14,029
Investment in third parties	6,831	6,876
Investment in marketable securities	20,853	16,355
Total other assets, net	$248,820	$244,284

ACCOUNTS PAYABLE AND OTHER LIABILITIES
Accounts payable trade and other accruals	$41,285	$40,155
Accrued real estate taxes	46,561	38,201
Security deposits	20,413	18,972
Distribution accrual	1,483	16,604
Accrued compensation	15,895	19,708
Accrued interest	16,512	32,129
Capital expenditure accrual	10,423	13,363
Accrued income taxes and deferred tax liabilities, net	531	1,200
Total accounts payable and other liabilities	$153,103	$180,332
(1)Deferred financing expenses per the above table are related to the Company's revolving credit facility, and as such it has elected to classify them as an asset rather than as a contra-liability.
(2)Net of $4.2 million and $2.6 million of general reserves for uncollectible amounts as of September 30, 2026 and December 31, 2025, respectively. Receivables that were removed for Neighbors considered to be non-creditworthy were $5.7 million and $6.5 million as of September 30, 2026 and December 31, 2025, respectively.
(3)Net of $4.4 million and $4.3 million of receivables removed as of September 30, 2026 and December 31, 2025, respectively, related to straight-line rent for Neighbors previously or currently considered to be non-creditworthy.

Phillips Edison & Company	24

Supplemental Statements of Operations Detail Unaudited, in thousands

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

REVENUES
Rental income(1)	$138,298	$131,464	$409,556	$387,478
Recovery income(1)	46,240	43,227	135,693	127,085
Straight-line rent amortization	3,093	2,732	8,813	7,263
Amortization of lease assets	2,541	2,154	7,513	6,156
Lease buyout income	81	144	1,874	2,062
Adjustments for collectibility(2)(3)	(1,309)	(1,428)	(3,773)	(4,101)
Fees and management income	3,464	3,274	10,963	9,373
Other property income	680	1,102	2,809	3,417
Total revenues	$193,088	$182,669	$573,448	$538,733
(1)Includes income related to lease payments before assessing for collectibility.
(2)Includes revenue adjustments for non-creditworthy Neighbors.
(3)Contains general reserves but excludes reserves for straight-line rent amortization; includes recovery of previous revenue reserved.

INTEREST EXPENSE, NET
Interest on senior notes	$19,845	$15,798	$56,930	$39,163
Interest on unsecured term loans, net	1,820	6,701	7,750	19,918
Interest on secured debt	3,534	3,644	10,802	11,275
Interest on revolving credit facility, net	1,288	468	5,769	5,770
Non-cash amortization and other(1)	1,476	1,933	4,798	5,808
Loss on extinguishment or modification of debt and other, net	155	—	1,235	1
Total interest expense, net	$28,118	$28,544	$87,284	$81,935
(1)Amortization of debt-related items includes items such as deferred financing expenses, assumed market debt, and derivative adjustments, net.

OTHER EXPENSE, NET
Transaction and acquisition expenses	$(2,351)	$(893)	$(5,830)	$(4,004)
Federal, state, and local income tax expense	(242)	(219)	(726)	(599)
Equity in net income (loss) of unconsolidated investments	58	(48)	232	242
Investment income	170	812	1,586	2,033
Other income (expense)	714	(26)	1,724	(16)
Total other expense, net	$(1,651)	$(374)	$(3,014)	$(2,344)

Phillips Edison & Company	25

Capital Expenditures Unaudited, in thousands

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

CAPITAL EXPENDITURES FOR REAL ESTATE(1)(2)
Capital improvements	$8,296	$7,008	$16,891	$17,012
Tenant improvements	9,001	6,953	22,224	22,653
Development and redevelopment	17,753	19,816	41,251	49,614
Total capital expenditures for real estate	$35,050	$33,777	$80,366	$89,279
Corporate asset capital expenditures	554	202	1,511	1,001
Capitalized indirect costs(3)	1,640	1,846	5,037	4,779
Total capital spending activity	$37,244	$35,825	$86,914	$95,059

Cash paid for leasing commissions	$3,127	$2,175	$10,026	$7,603
(1)Includes landlord work.
(2)Amounts reported are net of insurance proceeds for property damage claims for all periods presented.
(3)Amount includes internal salaries and related benefits of personnel who work directly on capital projects as well as capitalized interest and other external expenses.

Phillips Edison & Company	26

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield (2)

GROUND UP EXPANSION DEVELOPMENT
Sunridge Plaza	Rancho Cordova, CA	Ground lease for AutoZone	2026 Q4	$181	$—	$181
Hastings Marketplace	Hastings, MN	Ground lease for Chase Bank	2026 Q4	323	360	683
Stop & Shop Plaza	Enfield, CT	Ground lease for Russell Speeder's Car Wash	2027 Q1	118	285	403
Golden Eagle Village	Clermont, FL	Construction of a 3K SF outparcel 100% leased with Operation Dental	2027 Q1	2,148	185	2,333
Publix at Seven Hills	Spring Hill, FL	Ground lease for 7 Brew	2027 Q1	17	450	467
Golden Eagle Village	Clermont, FL	Construction of a 1K SF outparcel 100% leased with Swig	2027 Q1	854	808	1,662
Shoppes of Lake Village	Leesburg, FL	Ground lease for Chase Bank, Mavis Tire & Brakes and one future ground lease	2027 Q3	4,233	245	4,478
Providence Commons	Mt. Juliet, TN	Construction of a 13K SF retail space 63% leased with multiple inline units and two future ground leases	2027 Q3	996	7,672	8,668
Hilfiker Shopping Center	Salem, OR	Construction of a 5K SF outparcel 100% leased with Pacific Dental and Nothing Bundt Cakes	2027 Q4	649	2,442	3,091
Fairlawn Town Centre	Fairlawn, OH	Construction of a 2K SF outparcel 100% leased with Chipotle	2027 Q4	264	1,979	2,243
Shoppes at Avalon	Spring Hill, FL	Construction of a 4K SF outparcel 100% leased with Dental Care at Avalon	2027 Q4	361	2,000	2,361
Murphy Marketplace	Murphy, TX	Construction of a 63K retail space 71% leased with Burlington and Nordstrom Rack	2028 Q1	9,352	6,277	15,628
Shoppes at Glen Lakes	Weeki Wachee, FL	Ground lease for Mavis Tire & Brakes and two future ground leases	2028 Q2	3,087	1,977	$5,064
Evans Towne Centre	Evans, GA	Ground lease for Chase Bank, Dutch Bros and construction of a 7K SF multi-tenant outparcel 32% leased with Surcheros	2028 Q2	4,974	3,788	$8,762
Shoppes at Avalon	Spring Hill, FL	Construction of 10K SF multi-tenant outparcel	2028 Q3	692	4,516	$5,208
Marion Oaks Station	Ocala, FL	Construction of a 7K SF multi-tenant outparcel and future ground lease development	2029 Q2	3,714	6,193	$9,908

Total: Ground Up	16			$31,963	$39,177	$71,140	7%-10%

Phillips Edison & Company	27

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield (2)
REDEVELOPMENT
Beavercreek Towne Center	Beavercreek, OH	Anchor redevelopment 100% leased with Sierra Trading	2026 Q4	$232	$1,750	$1,982
The Oaks	Hudson, FL	Grocery anchor redevelopment 100% leased with MD Oriental Market	2026 Q4	243	750	993
Oak Mill Plaza	Niles, IL	Center redevelopment with multiple units 100% leased with Dollar Tree and multiple inline units	2026 Q4	930	1,375	2,305
Town Center at Jensen Beach	Jensen Beach, FL	Unit redevelopment 100% leased with IMAGE Studios	2026 Q4	560	437	997
Hamilton Village	Chattanooga, TN	Anchor redevelopment 100% leased with Southeast Pickleball	2027 Q1	337	772	1,109
Harpers Station	Cincinnati, OH	Anchor Redevelopment 100% leased with Amped Fitness	2027 Q1	168	1,500	1,668
Claremont Village	Everett, WA	Redevelopment of Chase Bank 46% leased with Starbucks	2027 Q3	2,017	256	2,273
Lafayette Square	Lafayette, IN	Anchor redevelopment 100% leased with Fun City Adventure Park	2027 Q4	580	1,907	2,487
Nordan Shopping Center	Danville, VA	Anchor redevelopment 100% leased with Centra PACE Medical	2027 Q4	215	525	740

Total: Redevelopment	9			$5,282	$9,272	$14,554	13%-25%
Active Projects Total				$37,245	$48,449	$85,694	9%-12%
2026 STABILIZED PROJECTS	17					$48,012	17%
(1)The timing of the Company's projects and the targeted stabilization quarter may be impacted by factors outside of the Company's control.
(2)Project yield ranges are weighted averages.

Phillips Edison & Company	28

Capitalization and Debt Ratios Unaudited, in thousands (excluding per share amounts and leverage ratios)

	September 30, 2026	December 31, 2025

EQUITY CAPITALIZATION
Common stock outstanding	128,912	125,788
OP units outstanding	12,030	12,724
Total shares and units outstanding	140,942	138,512
Share price	$37.34	$35.57
Total equity market capitalization	$5,262,774	$4,926,872

DEBT
Debt obligations, net	$2,521,454	$2,375,328
Add: Discount on notes payable	24,952	23,633
Add: Market debt adjustments, net	(167)	(259)
Add: Deferred financing expenses, net	1,630	3,443
Total debt - gross	2,547,869	2,402,145
Less: Cash and cash equivalents	8,903	3,544
Total net debt - consolidated	2,538,966	2,398,601
Add: Prorated share from unconsolidated joint ventures	57,865	53,208
Total net debt	$2,596,831	$2,451,809

ENTERPRISE VALUE
Total net debt	$2,596,831	$2,451,809
Total equity market capitalization	5,262,774	4,926,872
Total enterprise value	$7,859,605	$7,378,681

FINANCIAL LEVERAGE RATIOS
Net debt to Adjusted EBITDAre - annualized:
Net debt	$2,596,831	$2,451,809
Adjusted EBITDAre (trailing twelve month period)	502,341	473,950
Net debt to Adjusted EBITDAre - annualized	5.2x	5.2x

Net debt to Adjusted EBITDAre - current quarter annualized:
Net debt	$2,596,831	$2,451,809
Adjusted EBITDAre (current quarter annualized)	519,656	481,664
Net debt to Adjusted EBITDAre - current quarter annualized	5.0x	5.1x

Net debt to total enterprise value:
Net debt	$2,596,831	$2,451,809
Total enterprise value	7,859,605	7,378,681
Net debt to total enterprise value	33.0%	33.2%

Phillips Edison & Company	29

Summary of Outstanding Debt Unaudited, dollars in thousands

	Outstanding Balance	Contractual Interest Rate	Maturity Date	Percent of Total Indebtedness

SECURED DEBT
Individual property mortgages(1)	$28,493	3.45% - 6.15%	2027 - 2031	1%
Secured pool due 2027 (14 assets)	182,284	3.52%	2027	7%
Secured pool due 2030 (14 assets)	200,000	3.35%	2030	8%
Total secured debt	$410,777			16%

UNSECURED DEBT
Term loan due 2027(2)(3)	$161,750	SOFR + 1.10%	2027	6%
Revolving credit facility(2)(4)	225,000	SOFR + 0.74%	2029	9%
Senior unsecured notes due November 2031	350,000	2.63%	2031	14%
Senior unsecured notes due August 2032	350,000	5.25%	2032	14%
Senior unsecured notes due March 2033	350,000	4.75%	2033	14%
Senior unsecured notes due July 2034	350,000	5.75%	2034	14%
Senior unsecured notes due January 2035	350,000	4.95%	2035	14%
Total unsecured debt	$2,136,750			84%

Finance leases, net	342

Total debt obligations	$2,547,869

Assumed market debt adjustments, net	$167
Discount on notes payable	(24,952)
Deferred financing expenses, net	(1,630)
Debt obligations, net	$2,521,454

	Notional Amount	Fixed Rate

INTEREST RATE SWAPS(5)

Total notional amount	$—
(1)No individual property mortgages were repaid during the quarter ended September 30, 2026.
(2)Excludes the impact of options to extend debt maturities. The revolving line of credit has two six-month extension options with an outside date of 2030 and the unsecured term loan has one remaining one-year option with an outside date of 2028.
(3)Subsequent to quarter-end, the outstanding term loan was paid off with proceeds from the $350 million term loan facility that closed on October 23, 2026.
(4)Reflects a four basis point reduction due to the achievement of certain sustainability metric targets.
(5)The Company had no outstanding interest rate swaps as of September 30, 2026.

Phillips Edison & Company	30

Debt Overview and Schedule of Maturities Unaudited, dollars in thousands

	Secured Debt			Unsecured Debt(1)
Maturity Year	Scheduled Mortgage Principal Payments	Mortgage Loans	Secured Portfolio Loans	Unsecured Term Loans	Senior Unsecured Notes	Revolving Line of Credit	Total Consolidated Debt	Pro Rata Share of JV Debt	Total Debt	Weighted-Average Interest Rate(1)
2026	483	—	—	—	—	—	483	24,323	24,806	3.6%
2027	1,905	3,690	182,284	—	—	—	187,879	—	187,879	3.6%
2028	767	16,600	—	161,750	—	—	179,117	—	179,117	5.0%
2029	805	—	—	—	—	—	805	5,478	6,283	4.9%
2030	844	—	200,000	—	—	225,000	425,844	4,380	430,224	4.0%
2031	559	2,840	—	—	350,000	—	353,399	—	353,399	2.7%
2032	—	—	—	—	350,000	—	350,000	21,401	371,401	5.3%
2033	—	—	—	—	350,000	—	350,000	—	350,000	4.8%
2034	—	—	—	—	350,000	—	350,000	4,633	354,633	5.8%
2035	—	—	—	—	350,000	—	350,000	—	350,000	5.0%
Net debt market adjustments / discounts / issuance costs	—	—	—	—	—	—	(26,415)	(606)	(27,022)	N/A
Finance leases	—	—	—	—	—	—	342	—	342	N/A
Total	$5,363	$23,130	$382,284	$161,750	$1,750,000	$225,000	$2,521,454	$59,609	$2,581,062	4.5%

			Weighted-Average
	Total Debt	Percent of Total Indebtedness	Effective Interest Rate	Years to Maturity(1)
Fixed rate debt	$2,160,777	82.9%	4.5%	5.9
Variable rate debt	386,750	14.8%	4.8%	2.5
Net debt market adjustments / discounts / issuance costs	(26,415)	N/A	N/A	N/A
Finance leases	342	N/A	N/A	N/A
Total consolidated debt	$2,521,454	97.7%	4.5%	5.3
Pro rata share of JV Debt	60,214	2.3%	4.8%	3.2
Net debt market adjustments / discounts / issuance costs of JV Debt	(606)	N/A	N/A	N/A
Total consolidated + JV debt	$2,581,062	100.0%	4.5%	5.3
(1)Includes the impact of options to extend debt maturities. The revolving line of credit has two six-month extension options with an outside date of 2030 and the unsecured term loan has one remaining one-year option with an outside date of 2028.

Phillips Edison & Company	31

Debt Covenants Unaudited, dollars in thousands

UNSECURED TERM LOAN DUE 2027 AND CREDIT FACILITY DUE 2029
	Covenant	September 30, 2026
LEVERAGE RATIO
Total Indebtedness		$2,640,235
Total Asset Value		$8,426,606
Leverage Ratio	=<60%	31.3%

SECURED LEVERAGE RATIO
Total Secured Indebtedness		$471,332
Total Asset Value		$8,426,606
Secured Leverage Ratio	=<35%	5.6%

FIXED CHARGE COVERAGE RATIO
Adjusted EBITDA		$473,229
Total Fixed Charges		$116,059
Fixed Charge Coverage Ratio	=>1.5x	4.08x

MAXIMUM UNSECURED INDEBTEDNESS TO UNENCUMBERED ASSET VALUE
Total Unsecured Indebtedness		$2,168,903
Unencumbered Asset Value		$7,145,603
Unsecured Indebtedness to Unencumbered Asset Value	=<60%	30.4%

MINIMUM UNENCUMBERED NOI TO INTEREST EXPENSE
Unencumbered NOI		$443,397
Interest Expense for Unsecured Indebtedness		$96,415
Unencumbered NOI to Interest Expense	>=1.75x	4.60x

DIVIDEND PAYOUT RATIO
Distributions		$182,974
Funds From Operations		$378,515
Dividend Payout Ratio	<95%	48.3%

SENIOR UNSECURED NOTES DUE 2031, 2032, 2033, 2034, AND 2035
	Covenant	September 30, 2026
AGGREGATE DEBT TEST
Total Indebtedness		$2,578,539
Total Asset Value		$7,214,901
Aggregate Debt Test	=<65%	35.7%

SECURED DEBT TEST
Total Secured Indebtedness		$411,119
Total Asset Value		$7,214,901
Secured Debt Test	=<40%	5.7%

DEBT SERVICE TEST
Consolidated EBITDA		$497,157
Annual Debt Service Charge		$110,850
Debt Service Test	=>1.5x	4.48x

MAINTENANCE OF TOTAL UNENCUMBERED ASSETS
Unencumbered Asset Value		$6,331,803
Total Unsecured Indebtedness		$2,167,420
Maintenance of Total Unencumbered Assets	=>150%	292%

Note: Calculations are per covenant definitions as set forth in the applicable debt agreements.

Phillips Edison & Company	32

TRANSACTIONAL SUMMARY
Nine Months Ended September 30, 2026

Phillips Edison & Company	33

Acquisition Summary Unaudited, dollars in thousands

Date	Property Name	Location	Total GLA	Contract Price	Leased Occupancy at Acquisition	Grocery Anchor	% of PECO Share
1/7/2026	The Village at Indian Wells	Indian Wells, CA	105,177	$30,425	77.8%	Sprouts Farmers Market	100%
1/9/2026	Heron Creek Land	North Port, FL	N/A	4,600	N/A	N/A	100%
1/23/2026	Creekside Park Village	The Woodlands Township, TX	74,641	41,940	98.4%	H-E-B(1)	100%
2/25/2026	Plaza West Covina	West Covina, CA	46,406	25,777	88.3%	N/A	100%
2/27/2026	Ridgeview Marketplace	Colorado Springs, CO	20,410	6,760	100.0%	King Soopers(1)	100%
3/24/2026	The Shops at Hamilton Mill	Dacula, GA	43,518	16,000	100.0%	N/A	100%
4/9/2026	Renton Highlands Shopping Center	Renton, WA	54,008	15,750	82.8%	Safeway(1)	100%
4/16/2026	St. Johns Plaza Outparcel(2)	Titusville, FL	3,644	168	—%	N/A	14%
4/21/2026	Prairieview Center	Eden Prairie, MN	118,171	27,650	100.0%	Lunds & Byerlys	100%
4/23/2026	Firethorne Plaza	Katy, TX	29,986	15,500	100.0%	N/A	100%
5/28/2026	Oracle Crossing(3)	Oro Valley, AZ	265,148	10,870	95.8%	Sprouts Farmers Market	20%
6/25/2026	Shops at Prosper Trail	Prosper, TX	86,698	44,500	100.0%	Kroger Marketplace(1)	100%
6/30/2026	Chaska Commons	Chaska, MN	155,543	38,000	99.2%	Cub	100%
7/8/2026	Hampton Village Unit 17	Taylors, SC	1,377	415	100.0%	N/A	100%
8/5/2026	Murray Landing Outparcel	Columbia, SC	4,958	1,500	—%	N/A	100%
8/24/2026	Grayson Village Land	Loganville, GA	N/A	1,850	N/A	N/A	100%
9/17/2026	South Shore Commons	Staten Island, NY	157,574	57,000	83.8%	N/A	100%
9/29/2026	Alafaya Square	Oviedo, FL	168,532	69,100	98.6%	Publix	100%
9/29/2026	Easton Commons	Houston, TX	203,728	51,900	88.4%	Kroger	100%
Total acquisitions			1,539,519	$459,705

Weighted-average cap rate		6.5%

(1)Retailer is not part of the owned property.
(2)Acquisition through the Company's Grocery Retail Partners I LLC. Shown at PECO's 14% share.
(3)Acquisition through the Company's Necessity Retail Venture LLC joint venture. Shown at PECO's 20% share.

Phillips Edison & Company	34

Disposition Summary Unaudited, dollars in thousands

Date	Property Name	Location	Total GLA	Sale Price	Leased Occupancy at Disposition	Grocery Anchor	% of PECO Share
2/20/2026	South Oaks Shopping Center	Live Oak, FL	102,816	$5,250	54.9%	N/A	100%
3/20/2026	Highland Fair	Gresham, OR	70,795	17,000	92.4%	Safeway	100%
4/20/2026	Marion Oaks Station	Ocala, FL	N/A	6,685	N/A	N/A	100%
6/12/2026	Towne Crossing Shopping Center	Mesquite, TX	165,419	31,525	93.5%	Kroger	100%
6/23/2026	The Shops of Uptown	Park Ridge, IL	70,144	26,400	97.5%	Trader Joe's	100%
7/8/2026	Lynnwood Place	Jackson, TN	96,613	11,250	83.5%	Kroger	100%
7/17/2026	Grassland Crossing	Alpharetta, GA	90,906	15,580	96.8%	Kroger	100%
7/20/2026	Burbank Plaza	Burbank, IL	99,395	12,863	100.0%	Jewel-Osco	100%
7/30/2026	Ocean Breeze Lot	Ocean Breeze, FL	N/A	950	N/A	N/A	100%
8/12/2026	Coronado Center	Santa Fe, NM	116,005	39,591	91.2%	Trader Joe's	100%
9/30/2026	Kohl's Onalaska	Onalaska, WI	86,432	6,900	100.0%	N/A	100%
Total dispositions			898,525	$173,994

Weighted-average cap rate		6.1%

Phillips Edison & Company	35

PORTFOLIO SUMMARY
Quarter Ended September 30, 2026

Phillips Edison & Company	36

Portfolio Summary Unaudited, dollars and square feet in thousands (excluding per square foot amounts)

As of September 30, 2026

PORTFOLIO OVERVIEW:
Number of shopping centers	300
Number of states	31
Total GLA	33,944
Average shopping center GLA	113
Total ABR(1)	$582,526
Total ABR from necessity-based goods and services(1)	74.3%
Percent of ABR from non-grocery anchors(1)	13.2%
Percent of ABR from inline spaces(1)	60.0%
GROCERY METRICS:
Percent of ABR from grocery-anchored shopping centers(1)	93.6%
Percent of ABR from grocery Neighbors(1)	26.8%
Percent of GLA from grocery Neighbors	44.0%
Grocer health ratio(2)	2.4%
Percent of ABR from centers with grocery anchors that are #1 or #2 by sales(1)	82.8%
Average annual sales per square foot of reporting grocers(2)	$746
LEASED OCCUPANCY AS A PERCENTAGE OF RENTABLE SQUARE FEET:
Total portfolio	97.5%
Anchor spaces	99.0%
Inline spaces	95.1%
AVERAGE REMAINING LEASE TERM (IN YEARS):(3)
Total portfolio	4.5
Grocery anchor spaces	4.7
Non-grocery anchor spaces	5.2
Inline spaces	4.0
PORTFOLIO RETENTION RATE:(4)
Total portfolio	92.2%
Anchor spaces	100.0%
Inline spaces	79.7%
AVERAGE ABR PER SQUARE FOOT:
Total portfolio	$17.31
Anchor spaces	$10.90
Inline spaces	$28.15

Data reflects wholly-owned assets unless otherwise noted
(1)Inclusive of the Company's prorated portion of shopping centers owned through the Company's unconsolidated joint ventures.
(2)Based on the most recently reported sales data available.
(3)The average remaining lease term in years is as of September 30, 2026. Including future options to extend the term of the lease, the average remaining lease term in years for the Company's total portfolio, grocery anchors, non-grocery anchors and inline spaces is 19.7, 31.7, 15.0, and 8.0, respectively.
(4)For the three months ended September 30, 2026.

Phillips Edison & Company	37

ABR by Neighbor Category Unaudited

As of September 30, 2026
% ABR(1)
NECESSITY RETAIL AND SERVICES
Grocery	26.8%
Quick service restaurant	12.7%
Medical	9.2%
Beauty & hair care	6.7%
Fitness	3.5%
Banks, insurance, & government services	3.4%
Pet supply	2.2%
Education & training	1.7%
Dollar stores	1.6%
Hardware & automotive	1.5%
Wine, beer, & liquor	1.4%
Telecommunications & cell phone services	1.3%
Pharmacy	0.7%
Other necessity-based	1.6%
Total ABR from necessity-based goods and services	74.3%

OTHER RETAIL STORES
Full service restaurant	8.1%
Soft goods(2)	7.5%
Home	2.6%
Off-price apparel	1.8%
Sports entertainment	1.3%
Other retail(3)	4.4%
Total ABR from other retail stores	25.7%
Total ABR	100.0%

(1)Inclusive of the Company's prorated portion of shopping centers owned through the Company's unconsolidated joint ventures.
(2)Includes ABR contributions of 2% from apparel, shoes, accessories and department store Neighbors.
(3)Includes ABR contribution of 1% from entertainment Neighbors.

Phillips Edison & Company	38

Wholly-Owned Occupancy and ABR Unaudited

	Quarter Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025

OCCUPANCY
Leased Basis
Anchor	99.0%	98.4%	98.4%	98.7%	99.2%
Inline	95.1%	95.5%	95.0%	95.1%	94.8%
Total leased occupancy	97.5%	97.3%	97.1%	97.3%	97.6%

Economic Basis
Anchor	98.6%	98.2%	98.2%	97.9%	98.5%
Inline	94.8%	94.8%	94.2%	94.2%	94.3%
Total economic occupancy	97.2%	96.9%	96.7%	96.5%	97.0%

ABR
Leased Basis - $
Anchor	$226,749	$223,946	$223,626	$223,046	$224,492
Inline	346,166	336,476	324,864	316,083	312,575
Total ABR	$572,915	$560,422	$548,490	$539,129	$537,067

Leased Basis - PSF
Anchor	$10.90	$10.75	$10.74	$10.68	$10.46
Inline	28.15	27.71	27.34	26.98	26.61
Total ABR PSF	$17.31	$16.99	$16.77	$16.54	$16.17

SAME-CENTER OCCUPANCY(1)
Same-Center Leased Basis
Anchor	99.2%	98.6%	98.6%	99.0%	99.4%
Inline	95.4%	95.6%	95.1%	95.2%	95.0%
Total same-center leased occupancy	97.8%	97.5%	97.4%	97.6%	97.8%

Same-Center Economic Basis
Anchor	98.8%	98.4%	98.4%	98.2%	98.6%
Inline	95.1%	94.8%	94.4%	94.5%	94.5%
Total same-center economic occupancy	97.5%	97.1%	97.0%	96.9%	97.2%
(1)Same-Center Occupancy represents the occupancy for the 275 properties that were wholly-owned for the entirety of both calendar year periods being compared.

Phillips Edison & Company	39

Top 25 Neighbors by ABR Dollars and square footage amounts in thousands

			Number of Locations(1)
	Neighbor	Banners Leased at PECO Centers	Wholly-Owned	Joint Ventures	ABR(2)	% ABR(2)	Leased SF(2)
1	Publix	Publix	53	10	$29,848	5.1%	2,590
2	Kroger	Kroger, Fry's Food Stores, King Soopers, Pick 'n Save, Smith's, Harris Teeter, Quality Food Centers, Mariano's, Food 4 Less, Metro Market	54	7	27,644	4.7%	3,356
3	Albertsons	Safeway, Market Street, Randalls, Tom Thumb, Jewel-Osco, Vons, Shaw's Supermarket, Albertsons	27	2	18,477	3.2%	1,617
4	Ahold Delhaize	Martin's, Giant, Stop & Shop, Food Lion	22	—	17,281	3.0%	1,184
5	Walmart	Walmart Neighborhood Market, Walmart	12	—	8,483	1.5%	1,733
6	TJX Companies	Sierra, HomeGoods, T.J. Maxx, Marshalls	19	3	7,560	1.3%	610
7	Giant Eagle	Giant Eagle	9	1	7,437	1.3%	759
8	Sprouts Farmers Market	Sprouts Farmers Market	14	1	6,916	1.2%	417
9	Dollar Tree	Dollar Tree	34	5	4,775	0.8%	412
10	Raley's	Raley's	5	—	4,708	0.8%	288
11	UNFI	Cub	6	—	4,469	0.8%	398
12	Planet Fitness	Planet Fitness	16	1	4,443	0.8%	333
13	Starbucks Corporation	Starbucks	41	1	4,235	0.7%	84
14	Big Y	Big Y	3	—	3,540	0.6%	167
15	EOS Fitness	EoS Fitness	5	—	3,420	0.6%	169
16	United Parcel Service	The UPS Store, WeShip Store	72	11	3,254	0.6%	104
17	Pet Supplies Plus	Pet Supplies Plus	24	—	3,105	0.5%	185
18	Petco Animal Supplies	Petco	12	1	2,920	0.5%	159
19	H&R Block	H&R Block	55	3	2,901	0.5%	97
20	Great Clips	Great Clips	73	8	2,875	0.5%	93
21	Subway Group(3)	Subway	61	2	2,821	0.5%	93
22	Inspire Brands(3)	Dunkin', Arby's, Baskin Robbins, Jimmy John's, Buffalo Wild Wings, Buffalo Wild Wings Go	38	5	2,814	0.5%	97
23	Anytime Fitness	Anytime Fitness	27	2	2,764	0.5%	147
24	Lowe's	Lowe's	3	1	2,748	0.5%	370
25	Bank of America	Bank of America	17	1	2,601	0.4%	57
	Total		702	65	$182,039	31.4%	15,519
(1)Includes properties currently under redevelopment or ground-up development, as well as leases that have been executed but for which rent has not yet commenced.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.
(3)Brand of Roark Capital.

Phillips Edison & Company	40

Neighbors by Type and Industry(1)(2) Unaudited

Leased Square Feet by Neighbor Type

National & Regional: 39.5%
Grocery: 43.9%
Local: 16.6%

ABR
by Neighbor Type

National & Regional: 47.7%
Grocery: 26.8%
Local: 25.5%

Leased Square Feet by Neighbor Industry

Retail Stores: 22.2%
Grocery: 43.9%
Services: 22.4%
Restaurant: 11.5%

ABR
by Neighbor Industry
Retail Stores: 20.6%
Services: 31.8%
Restaurant: 20.8%
Grocery: 26.8%

(1)The Company defines national Neighbors as those Neighbors that operate in at least three states. Regional Neighbors are defined as those Neighbors that have at least three locations in fewer than three states.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.

Phillips Edison & Company	41

Properties by State(1) Dollars and square footage amounts in thousands (excluding per square foot amounts)

State	ABR	% ABR	ABR / Leased SF	GLA	% GLA	% Leased	Number of Properties
Florida	$74,624	12.8%	$17.51	4,341	12.6%	98.2%	55
California	63,653	10.9%	24.64	2,662	7.7%	97.0%	29
Texas	61,196	10.5%	22.89	2,755	8.0%	97.0%	25
Georgia	48,294	8.3%	15.37	3,200	9.3%	98.2%	33
Ohio	36,621	6.3%	13.01	2,854	8.3%	98.6%	21
Colorado	32,511	5.6%	20.37	1,623	4.7%	98.3%	15
Illinois	29,763	5.1%	17.26	1,765	5.1%	97.7%	15
Minnesota	28,620	4.9%	18.49	1,582	4.6%	97.8%	15
Virginia	25,122	4.3%	18.20	1,425	4.1%	96.9%	14
Massachusetts	18,747	3.2%	16.32	1,151	3.3%	99.8%	9
Nevada	16,177	2.8%	24.80	663	1.9%	98.3%	5
Pennsylvania	13,183	2.2%	13.33	1,001	2.9%	98.9%	6
South Carolina	13,152	2.3%	13.21	1,017	2.9%	98.0%	10
Arizona	12,325	2.1%	15.67	803	2.3%	98.0%	8
Maryland	11,265	1.9%	24.29	541	1.6%	85.8%	5
North Carolina	10,725	1.8%	15.09	722	2.1%	98.4%	12
Wisconsin	9,862	1.7%	13.79	721	2.1%	99.2%	6
Washington	9,659	1.7%	24.17	434	1.3%	92.0%	5
Connecticut	9,229	1.6%	17.83	523	1.5%	99.0%	5
Tennessee	7,974	1.4%	11.40	705	2.0%	99.1%	4
Indiana	7,953	1.4%	9.98	832	2.4%	95.7%	5
Kentucky	7,133	1.2%	11.88	616	1.8%	97.5%	4
Michigan	6,778	1.2%	9.81	724	2.1%	95.5%	5
New York	6,418	1.1%	22.30	321	0.9%	89.7%	2
Kansas	5,142	0.9%	13.73	374	1.1%	100.0%	3
New Jersey	4,489	0.8%	26.49	169	0.5%	100.0%	1
Oregon	4,260	0.7%	17.81	244	0.7%	98.1%	3
Iowa	2,877	0.5%	8.36	360	1.0%	95.7%	3
Missouri	2,860	0.5%	13.52	246	0.7%	86.0%	3
New Mexico	1,453	0.2%	10.45	139	0.4%	100.0%	1
Utah	461	0.1%	31.70	15	0.1%	100.0%	1
Total	$582,526	100.0%	$17.30	34,528	100.0%	97.5%	328
(1)Includes the prorated portion owned through the Company's unconsolidated joint ventures.

Phillips Edison & Company	42

New, Renewal, and Option Lease Summary Unaudited, dollars and square footage amounts in thousands (excluding per square foot amounts)

							Comparable Only
	Number of Leases Signed	GLA	ABR	ABR PSF(1)	Weighted-Average Lease Term (Years)	Cost of TI/TIA PSF(2)	Number of Leases	Increase in ABR PSF	Rent Spread %

TOTAL - NEW, RENEWAL, AND OPTION LEASES
Q3 2026	238	1,114	$20,008	$17.96	6.1	$3.90	186	$2.41	16.2%
Q2 2026	304	1,224	28,111	22.97	5.5	7.43	245	3.39	18.4%
Q1 2026	246	1,573	25,623	16.29	5.6	4.50	199	1.62	11.8%
Q4 2025	246	1,400	24,917	17.80	6.2	6.02	197	2.05	13.9%
Total	1,034	5,311	$98,659	$18.58	5.8	$5.45	827	$2.32	15.1%

NEW LEASES
Q3 2026	89	282	$6,883	$24.44	10.0	$15.01	37	$7.32	26.3%
Q2 2026	103	333	9,667	29.06	8.4	26.22	47	6.98	33.7%
Q1 2026	78	252	6,121	24.30	9.4	22.47	31	7.09	36.2%
Q4 2025	101	313	7,847	25.05	8.2	26.19	53	6.58	34.3%
Total	371	1,179	$30,517	$25.88	8.9	$22.73	168	$6.93	32.8%

RENEWAL LEASES
Q3 2026	110	242	$7,172	$29.70	4.7	$0.49	110	$5.98	25.2%
Q2 2026	162	402	11,755	29.21	4.3	0.94	159	5.15	21.2%
Q1 2026	110	226	7,102	31.37	4.6	0.96	110	5.49	21.2%
Q4 2025	95	282	6,770	24.01	5.4	0.24	94	4.01	20.0%
Total	477	1,152	$32,800	$28.46	4.7	$0.68	473	$5.11	21.9%

OPTION LEASES
Q3 2026	39	591	$5,953	$10.07	4.8	$—	39	$0.37	3.8%
Q2 2026	39	489	6,689	13.69	4.7	—	39	0.69	5.3%
Q1 2026	58	1,095	12,400	11.32	5.0	1.10	58	0.45	4.1%
Q4 2025	50	805	10,300	12.80	5.6	0.20	50	0.64	5.3%
Total	186	2,979	$35,342	$11.86	5.1	$0.46	186	$0.52	4.6%

(1)Per square foot amounts may not recalculate exactly based on other amounts presented within the table due to rounding.
(2)Excludes landlord work.

Phillips Edison & Company	43

Lease Expirations(1)(2) Unaudited, square footage amounts in thousands

	Number of Leases	GLA Expiring	% of Leased GLA(3)	ABR PSF	% of ABR

TOTAL LEASES
MTM	102	199	0.6%	$26.46	0.9%
2026	152	400	1.2%	20.51	1.4%
2027	852	3,188	9.5%	18.62	10.2%
2028	954	5,225	15.5%	16.57	14.9%
2029	1,007	5,055	15.0%	17.94	15.6%
2030	855	5,025	14.9%	17.01	14.7%
2031	844	4,985	14.8%	16.76	14.3%
2032	381	2,490	7.4%	15.28	6.5%
2033	263	1,118	3.3%	20.95	4.0%
2034	235	1,947	5.8%	13.15	4.4%
2035	233	1,335	4.0%	18.03	4.1%
2036+	385	2,705	8.0%	19.33	9.0%
Total leases	6,263	33,672	100.0%	$17.30	100.0%

ANCHOR LEASES
MTM	—	—	—%	$—	—%
2026	9	120	0.4%	4.28	0.1%
2027	51	1,473	4.4%	9.75	2.4%
2028	82	3,401	10.1%	10.21	6.0%
2029	87	3,062	9.1%	11.35	6.0%
2030	85	3,370	10.0%	11.49	6.5%
2031	97	3,305	9.8%	11.03	6.3%
2032	43	1,693	5.0%	9.57	2.8%
2033	20	550	1.6%	12.69	1.2%
2034	33	1,452	4.3%	7.96	2.0%
2035	23	813	2.5%	10.06	1.4%
2036+	70	1,936	5.7%	14.70	4.9%
Anchor leases	600	21,175	62.9%	$10.90	39.6%

INLINE LEASES
MTM	102	199	0.6%	$26.46	0.9%
2026	143	280	0.8%	27.47	1.3%
2027	801	1,715	5.1%	26.25	7.8%
2028	872	1,824	5.4%	28.44	8.9%
2029	920	1,993	5.9%	28.05	9.6%
2030	770	1,655	4.9%	28.26	8.2%
2031	747	1,680	5.0%	28.02	8.0%
2032	338	797	2.4%	27.42	3.7%
2033	243	568	1.7%	28.94	2.8%
2034	202	495	1.5%	28.37	2.4%
2035	210	522	1.5%	30.44	2.7%
2036+	315	769	2.3%	30.99	4.1%
Inline leases	5,663	12,497	37.1%	$28.14	60.4%
(1)Statistics include the Company's wholly-owned properties and the prorated portion owned through the Company's unconsolidated joint ventures.
(2)Statistics are based on current terms and assume no exercise of renewal options.
(3)Percentage amounts may not recalculate exactly based on other amounts presented within the table due to rounding.

Phillips Edison & Company	44

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
51st & Olive Square	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1975 / 2007	88,225	96.1%	$1,039	$12.26	Fry's Food Stores	N/A
Alameda Crossing	Avondale, AZ	100%	Phoenix-Mesa-Chandler, AZ	2006 / 2025	141,721	100.0%	$2,874	$20.28	Sprouts Farmers Market	Burlington; Uptown Jungle; Big 5 Sporting Goods
Arcadia Plaza	Phoenix, AZ	100%	Phoenix-Mesa-Chandler, AZ	1980 / 2018	63,637	100.0%	$1,600	$25.14	Sprouts Farmers Market	N/A
Broadway Plaza	Tucson, AZ	100%	Tucson, AZ	1982 / 2003	84,298	92.6%	$1,494	$19.13	Sprouts Farmers Market	N/A
Oracle Crossing	Oro Valley, AZ	20%	Tucson, AZ	2006	265,148	99.5%	$3,984	$15.11	Sprouts Farmers Market	Kohl's; HomeGoods; Today's Pool and Patio; Skechers; O'Reilly Auto Parts
South Point Plaza	Tempe, AZ	31%	Phoenix-Mesa-Chandler, AZ	1987 / 2013	49,332	95.0%	$1,093	$23.31	Fry's Food Stores(1)	Goodwill
Southern Palms	Tempe, AZ	100%	Phoenix-Mesa-Chandler, AZ	1982 / 2018	256,346	99.6%	$3,284	$12.86	Sprouts Farmers Market	Goodwill; Habitat for Humanity ReStore; Planet Fitness; AutoZone
Sunburst Plaza	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1970 / 2022	99,913	96.0%	$895	$9.33	Fry's Food Stores	Daiso
Atwater Marketplace	Atwater, CA	100%	Merced, CA	2023	2,082	100.0%	$138	$66.28	N/A	N/A
Boronda Plaza	Salinas, CA	100%	Salinas, CA	2003 / 2021	93,071	100.0%	$2,474	$26.58	Food 4 Less	N/A
Broadway Pavilion	Santa Maria, CA	100%	Santa Maria-Santa Barbara, CA	1987	142,676	97.6%	$2,474	$17.77	Food Maxx	Idler's Home; Dollar Tree
Central Valley Marketplace	Ceres, CA	100%	Modesto, CA	2005	81,897	100.0%	$1,827	$22.31	Food 4 Less	N/A
Clayton Station	Clayton, CA	100%	San Francisco-Oakland-Fremont, CA	1991	66,724	98.1%	$2,046	$31.27	Safeway(1)	Walgreens
Commonwealth Square	Folsom, CA	100%	Sacramento-Roseville-Folsom, CA	1987	141,310	100.0%	$2,678	$18.95	Raley's	N/A
Contra Loma Plaza	Antioch, CA	100%	San Francisco-Oakland-Fremont, CA	1989 / 2022	76,816	97.3%	$1,122	$15.00	Lucky Supermarkets	N/A
Del Paso Marketplace	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	2006 / 2016	59,796	100.0%	$1,741	$29.12	Sprouts Farmers Market	N/A
Driftwood Village	Ontario, CA	100%	Riverside-San Bernardino-Ontario, CA	1985 / 2025	95,421	100.0%	$2,134	$22.36	Food 4 Less	N/A
Foothill Park Plaza	Monrovia, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1985 / 2025	43,618	82.7%	$1,815	$50.29	Vons(1)	N/A
Herndon Place	Fresno, CA	100%	Fresno, CA	2005	95,155	98.9%	$1,749	$18.59	Save Mart Supermarkets	N/A
Laguna 99 Plaza	Elk Grove, CA	100%	Sacramento-Roseville-Folsom, CA	1992 / 2025	89,188	100.0%	$2,242	$25.14	Walmart Neighborhood Market	Planet Fitness

Phillips Edison & Company	45

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
North Point Landing	Modesto, CA	100%	Modesto, CA	1964 / 2008	152,769	100.0%	$2,548	$16.68	Walmart	N/A
Plaza West Covina	West Covina, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1994	46,406	88.3%	$1,731	$42.25	N/A	Umiya Sushi & Hotpot
Quail Pointe	Fair Oaks, CA	100%	Sacramento-Roseville-Folsom, CA	1987	98,015	100.0%	$3,347	$34.15	Trader Joe's	Lamps Plus
Quartz Hill Towne Centre	Lancaster, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1991 / 2012	114,724	100.0%	$2,306	$20.10	Vons	CVS
Red Maple Village	Tracy, CA	100%	Stockton-Lodi, CA	2009	97,655	100.0%	$2,750	$28.16	Raley's	N/A
Riverlakes Village	Bakersfield, CA	100%	Bakersfield-Delano, CA	1997 / 2022	94,012	97.8%	$2,130	$23.17	Vons	N/A
Rocky Ridge Town Center	Roseville, CA	100%	Sacramento-Roseville-Folsom, CA	1996 / 2015	93,337	98.2%	$3,304	$36.04	Sprouts Farmers Market	BevMo!
Shasta Crossroads	Redding, CA	100%	Redding, CA	1989 / 2023	114,453	90.5%	$2,076	$20.05	Food Maxx	N/A
Sierra Vista Plaza	Murrieta, CA	100%	Riverside-San Bernardino-Ontario, CA	1991 / 2025	80,259	98.3%	$2,251	$28.54	Stater Bros Markets(1)	Dollar Tree
Sterling Pointe Center	Lincoln, CA	100%	Sacramento-Roseville-Folsom, CA	2004 / 2017	136,020	98.2%	$3,315	$24.83	Raley's	N/A
Sunridge Plaza	Rancho Cordova, CA	100%	Sacramento-Roseville-Folsom, CA	2017	87,856	100.0%	$3,020	$34.37	Raley's	N/A
The Village at Indian Wells	Indian Wells, CA	100%	Riverside-San Bernardino-Ontario, CA	1983	105,174	80.2%	$2,256	$26.75	Sprouts Farmers Market	CVS
Town & Country Village	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	1950 / 2025	216,259	94.7%	$4,778	$23.32	Sprouts Farmers Market; Trader Joe's	Bob's Discount Furniture; T.J. Maxx; Ross Dress for Less; Royal Flooring; Ulta
Village One Plaza	Modesto, CA	100%	Modesto, CA	2007	105,658	95.7%	$2,517	$24.88	Raley's	N/A
Vineyard Center	Templeton, CA	100%	San Luis Obispo-Paso Robles, CA	2007	21,117	93.7%	$674	$34.08	Trader Joe's	N/A
West Acres Shopping Center	Fresno, CA	100%	Fresno, CA	1990 / 2015	83,414	97.9%	$984	$12.05	Food Maxx	N/A
Windmill Marketplace	Clovis, CA	100%	Fresno, CA	2001	27,486	100.0%	$1,224	$44.53	Save Mart(1)	N/A
Arapahoe Marketplace	Greenwood Village, CO	100%	Denver-Aurora-Centennial, CO	1977 / 2024	194,215	99.4%	$4,973	$25.76	Sprouts Farmers Market	The Tile Shop; Molly's Spirits; Kula Sport Performance; Office Depot
Broadlands Marketplace	Broomfield, CO	100%	Denver-Aurora-Centennial, CO	2002	103,883	100.0%	$1,596	$15.36	Safeway	N/A
Broomfield Marketplace	Broomfield, CO	100%	Denver-Aurora-Centennial, CO	1999 / 2025	114,800	94.8%	$1,325	$12.18	King Soopers	Ace Hardware

Phillips Edison & Company	46

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Fairfield Commons	Lakewood, CO	100%	Denver-Aurora-Centennial, CO	1985 / 2014	143,276	100.0%	$3,130	$21.85	Sprouts Farmers Market	T.J. Maxx; Planet Fitness; Aaron's
Foxridge Plaza	Centennial, CO	100%	Denver-Aurora-Centennial, CO	1983 / 2022	54,575	98.5%	$1,499	$27.89	King Soopers(1)	N/A
Golden Town Center	Golden, CO	100%	Denver-Aurora-Centennial, CO	1993 / 2003	117,882	100.0%	$2,116	$17.95	King Soopers	N/A
Kipling Marketplace	Littleton, CO	100%	Denver-Aurora-Centennial, CO	1983 / 2009	90,124	98.2%	$1,454	$16.43	Safeway	N/A
Meadows on the Parkway	Boulder, CO	100%	Boulder, CO	1989	208,319	94.8%	$4,249	$21.52	Safeway	Walgreens; Dollar Tree; Regus
Northpark Plaza	Westminster, CO	100%	Denver-Aurora-Centennial, CO	2001	52,192	100.0%	$1,502	$28.78	King Soopers(1)	N/A
Nor'Wood Shopping Center	Colorado Springs, CO	100%	Colorado Springs, CO	2003 / 2025	75,242	100.0%	$1,327	$17.64	Safeway	N/A
Ridgeview Marketplace	Colorado Springs, CO	100%	Colorado Springs, CO	2003	43,169	93.9%	$1,257	$31.00	King Soopers(1)	N/A
Roxborough Marketplace	Littleton, CO	100%	Denver-Aurora-Centennial, CO	2005 / 2024	103,639	100.0%	$1,925	$18.57	Safeway	N/A
Thompson Valley Towne Center	Loveland, CO	100%	Fort Collins-Loveland, CO	1999	125,099	100.0%	$2,558	$20.45	King Soopers	Ace Hardware
Westwoods Shopping Center	Arvada, CO	100%	Denver-Aurora-Centennial, CO	2003 / 2011	93,799	100.0%	$1,562	$16.65	King Soopers	N/A
Wheat Ridge Marketplace	Wheat Ridge, CO	100%	Denver-Aurora-Centennial, CO	1996 / 2024	103,115	95.8%	$2,038	$20.63	Safeway	N/A
Bethel Shopping Center	Bethel, CT	100%	Bridgeport-Stamford-Danbury, CT	2007	101,205	98.3%	$2,498	$25.12	Big Y	N/A
Everybody's Plaza	Cheshire, CT	100%	Waterbury-Shelton, CT	1960 / 2014	50,905	100.0%	$1,101	$21.63	Big Y	N/A
Montville Commons	Montville, CT	100%	Norwich-New London-Willimantic, CT	2007	116,916	97.0%	$1,856	$16.36	Stop & Shop	N/A
Stop & Shop Plaza	Enfield, CT	100%	Hartford-West Hartford-East Hartford, CT	1988 / 1998	124,218	100.0%	$2,319	$18.67	Stop & Shop	N/A
Willimantic Plaza	Willimantic, CT	100%	Norwich-New London-Willimantic, CT	1968 / 2024	129,670	100.0%	$1,455	$11.22	BJ's Wholesale Club	Ollie's Bargain Outlet
Alico Commons	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2009 / 2020	100,537	97.6%	$1,845	$18.81	Publix	NonStop Fitness
Alafaya Square	Oviedo, FL	100%	Orlando-Kissimmee-Sanford, FL	1986 / 2024	168,532	98.6%	$4,018	$24.19	Publix	Planet Fitness
Bloomingdale Hills	Riverview, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002 / 2012	78,442	98.5%	$826	$10.69	Walmart Neighborhood Market	N/A
Breakfast Point Marketplace	Panama City Beach, FL	100%	Panama City-Panama City Beach, FL	2009 / 2010	97,938	100.0%	$1,660	$16.95	Publix	Office Depot
Broadway Promenade	Sarasota, FL	100%	North Port-Bradenton-Sarasota, FL	2007	49,271	97.3%	$1,025	$21.39	Publix	N/A

Phillips Edison & Company	47

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Champions Gate Village	Davenport, FL	100%	Orlando-Kissimmee-Sanford, FL	2001	62,714	98.5%	$1,099	$17.79	Publix	N/A
Cocoa Commons	Cocoa, FL	100%	Palm Bay-Melbourne-Titusville, FL	1986 / 2000	90,116	97.3%	$1,346	$15.34	Publix	N/A
Colonial Promenade	Winter Haven, FL	100%	Lakeland-Winter Haven, FL	1986 / 2008	279,657	91.7%	$2,354	$9.18	Walmart	N/A
Coquina Plaza	Southwest Ranches, FL	100%	Miami-Fort Lauderdale-West Palm Beach, FL	1998	91,120	100.0%	$2,195	$24.09	Publix	N/A
Cross Creek Centre	Boynton Beach, FL	100%	Miami-Fort Lauderdale-West Palm Beach, FL	1988 / 2014	37,192	97.5%	$1,376	$37.94	N/A	N/A
Crosscreek Village	St. Cloud, FL	100%	Orlando-Kissimmee-Sanford, FL	2008 / 2019	69,660	100.0%	$1,245	$17.87	Publix	N/A
Crystal Beach Plaza	Palm Harbor, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2010	59,015	100.0%	$1,139	$19.30	Publix	N/A
Deerwood Lake Commons	Jacksonville, FL	14%	Jacksonville, FL	2003	67,528	97.9%	$1,289	$19.49	Publix	N/A
French Golden Gate	Bartow, FL	100%	Lakeland-Winter Haven, FL	1960 / 2011	140,276	99.6%	$2,016	$14.43	Publix	Bealls Outlet; Walgreens
Golden Eagle Village	Clermont, FL	100%	Orlando-Kissimmee-Sanford, FL	2011	67,951	98.3%	$1,289	$19.30	Publix	N/A
Goolsby Pointe	Riverview, FL	14%	Tampa-St. Petersburg-Clearwater, FL	2000	75,525	96.8%	$1,316	$18.00	Publix	N/A
Harbour Village	Jacksonville, FL	100%	Jacksonville, FL	2006 / 2021	113,069	97.0%	$2,247	$20.49	The Fresh Market	Crunch Fitness; Lionshare Cowork
Heath Brook Commons	Ocala, FL	100%	Ocala, FL	2002	79,590	98.7%	$1,187	$15.11	Publix	N/A
Heron Creek Towne Center	North Port, FL	100%	North Port-Bradenton-Sarasota, FL	2001	64,664	100.0%	$1,054	$16.30	Publix	N/A
Island Walk Shopping Center	Fernandina Beach, FL	100%	Jacksonville, FL	1987 / 2012	213,052	99.2%	$3,316	$15.70	Publix	Bealls; Bealls Outlet; Gretchen's Hallmark Shop; Staples
Kings Crossing	Sun City Center, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000 / 2018	75,020	100.0%	$1,418	$18.90	Publix	N/A
Lake Washington Crossing	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1987 / 2023	122,912	93.7%	$2,330	$20.22	Publix	BPC Plasma
Lakewood Plaza	Spring Hill, FL	14%	Tampa-St. Petersburg-Clearwater, FL	1993 / 1997	106,999	98.3%	$1,722	$16.37	Publix	Boot Barn Western and Work Wear

Phillips Edison & Company	48

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Lutz Lake Crossing	Lutz, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002	64,986	100.0%	$1,121	$17.25	Publix	N/A
MetroWest Village	Orlando, FL	100%	Orlando-Kissimmee-Sanford, FL	1990 / 2025	106,689	100.0%	$2,691	$25.22	Publix	N/A
Oak Grove Shoppes	Altamonte Springs, FL	20%	Orlando-Kissimmee-Sanford, FL	1983 / 2023	142,257	98.2%	$2,991	$21.42	Publix	Marshalls; O2B Kids; Salons by JC
Oakhurst Plaza	Seminole, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1974 / 2001	51,502	96.4%	$707	$14.25	Publix	N/A
Ocean Breeze Plaza	Ocean Breeze, FL	100%	Port St. Lucie, FL	1993 / 2010	96,192	97.5%	$1,845	$19.67	Publix	RISE Center IRC
Orange Grove Shopping Center	North Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	1999	68,865	100.0%	$960	$13.94	Publix	N/A
Ormond Beach Mall	Ormond Beach, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1967 / 2018	103,111	98.3%	$1,369	$13.51	Publix	Bealls Outlet; Made New; Dollar Tree
Park Place Plaza	Port Orange, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1984 / 2012	87,050	97.2%	$1,231	$14.55	N/A	Bealls
Parsons Village	Seffner, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1983 / 1994	77,339	98.6%	$1,067	$14.00	Winn-Dixie(1)	City Buffet
Publix at Northridge	Sarasota, FL	14%	North Port-Bradenton-Sarasota, FL	2003	65,320	100.0%	$1,391	$21.30	Publix	N/A
Publix at Seven Hills	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1991 / 2026	72,217	100.0%	$1,576	$21.82	Publix	N/A
Publix at St. Cloud	St. Cloud, FL	14%	Orlando-Kissimmee-Sanford, FL	2003	78,779	97.0%	$1,302	$17.05	Publix	N/A
Rockledge Square	Rockledge, FL	100%	Palm Bay-Melbourne-Titusville, FL	1985 / 2022	78,879	100.0%	$1,425	$18.07	Publix	Health First Medical Group
Sanibel Beach Place	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2003 / 2022	74,286	94.5%	$971	$13.84	Publix	N/A
Shoppes at Avalon	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2009 / 2022	62,786	100.0%	$1,063	$16.93	Publix	N/A
Shoppes at Glen Lakes	Weeki Wachee, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2008	66,601	96.8%	$1,042	$16.16	Publix	N/A
Shoppes at Lake Mary	Lake Mary, FL	100%	Orlando-Kissimmee-Sanford, FL	2000 / 2024	74,234	95.6%	$2,079	$29.31	Publix(1)	HomeSense
Shoppes of Lake Village	Leesburg, FL	100%	Orlando-Kissimmee-Sanford, FL	1987 / 2021	136,783	100.0%	$2,535	$18.53	Publix	Sproutfitters

Phillips Edison & Company	49

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Shoppes of Paradise Lakes	Miami, FL	100%	Miami-Fort Lauderdale-West Palm Beach, FL	1999	83,555	100.0%	$1,549	$18.54	Publix	N/A
Shops at Sunset Lakes	Miramar, FL	100%	Miami-Fort Lauderdale-West Palm Beach, FL	1999	70,274	100.0%	$1,192	$16.96	Publix	N/A
Springs Plaza	Bonita Springs, FL	20%	Cape Coral-Fort Myers, FL	1983 / 2015	195,353	99.5%	$3,010	$15.49	ALDI	Athletica Health & Fitness; Ollie's Bargain Outlet; Ross Dress for Less; Harbor Freight Tools
St. Charles Plaza	Davenport, FL	100%	Lakeland-Winter Haven, FL	2007 / 2011	65,000	100.0%	$1,207	$18.57	Publix	N/A
St. Johns Plaza	Titusville, FL	14%	Palm Bay-Melbourne-Titusville, FL	1985 / 2025	130,041	93.1%	$1,548	$12.78	Publix	Bealls Outlet; Dollar Tree
The Oaks	Hudson, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1981 / 2025	177,180	98.2%	$2,382	$13.70	MD Oriental Market	EoS Fitness; Bealls; Ross Dress for Less; Five Below; Dollar Tree
Town Center at Jensen Beach	Jensen Beach, FL	100%	Port St. Lucie, FL	2000	108,826	100.0%	$1,723	$15.83	Publix	Home School and Virtual Learning Co-Op
Towne Centre at Wesley Chapel	Wesley Chapel, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000	69,425	100.0%	$1,190	$17.14	Winn-Dixie	N/A
Valrico Commons	Valrico, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1986 / 2021	137,316	100.0%	$2,465	$17.95	Publix	Ross Dress for Less; Five Below
Vineyard Shopping Center	Tallahassee, FL	100%	Tallahassee, FL	2002	62,671	100.0%	$865	$13.80	Publix	N/A
West Creek Commons	Coconut Creek, FL	14%	Miami-Fort Lauderdale-West Palm Beach, FL	2003	58,537	100.0%	$1,019	$17.41	Publix	N/A
West Creek Plaza	Coconut Creek, FL	100%	Miami-Fort Lauderdale-West Palm Beach, FL	2006 / 2013	37,616	100.0%	$1,174	$31.21	Publix(1)	N/A
Windover Square	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1984 / 2010	81,516	100.0%	$1,396	$17.13	Publix	Dollar Tree
Winter Springs Town Center	Winter Springs, FL	14%	Orlando-Kissimmee-Sanford, FL	2002	118,217	82.7%	$1,927	$19.71	Publix	N/A
Bartow Marketplace	Cartersville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995 / 2025	382,050	99.7%	$3,153	$8.28	Walmart	Lowe's
Bethany Village	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2001	81,674	100.0%	$1,350	$16.53	Publix	N/A

Phillips Edison & Company	50

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Butler Creek	Acworth, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1989 / 2021	101,497	98.6%	$1,621	$16.19	Kroger	N/A
Dean Taylor Crossing	Suwanee, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2000	92,318	100.0%	$1,428	$15.47	Kroger	N/A
Evans Towne Centre	Evans, GA	100%	Augusta-Richmond County, GA-SC	1995 / 2017	75,668	100.0%	$1,237	$16.35	Publix	N/A
Everson Pointe	Snellville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1999	81,428	100.0%	$1,232	$15.13	Kroger	N/A
Fairview Oaks	Ellenwood, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	77,052	100.0%	$1,113	$14.44	Kroger	N/A
Flynn Crossing	Alpharetta, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2004	95,002	97.9%	$2,063	$22.19	Publix	N/A
Grayson Village	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002 / 2019	87,155	100.0%	$1,409	$16.17	Publix	N/A
Hamilton Mill Village	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2016	88,710	98.3%	$1,426	$16.35	Publix	N/A
Hamilton Ridge	Buford, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002 / 2024	96,941	98.8%	$1,664	$17.38	Kroger	N/A
Hickory Flat Commons	Canton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008 / 2020	113,995	100.0%	$1,651	$14.48	Kroger	N/A
Loganville Crossing	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	149,133	100.0%	$2,560	$17.17	Kroger	N/A
Loganville Town Center	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997 / 2023	84,978	100.0%	$1,491	$17.55	Publix	N/A
Mableton Crossing	Mableton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	86,819	100.0%	$1,286	$14.81	Kroger	N/A
Macland Pointe	Marietta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1992	79,699	92.1%	$951	$12.96	Publix	N/A
Mansell Village	Roswell, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2003 / 2013	89,688	100.0%	$1,410	$15.72	Kroger	N/A
Market Walk	Savannah, GA	100%	Savannah, GA	2014 / 2022	263,829	99.3%	$4,020	$15.34	Kroger	Dick's Sporting Goods; Guitar Center; West Marine
Mountain Crossing	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	93,396	98.9%	$1,336	$14.47	Kroger	N/A

Phillips Edison & Company	51

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Mountain Park Plaza	Roswell, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1988 / 2003	80,511	95.9%	$1,166	$15.10	Publix	N/A
Old Alabama Square	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	102,867	100.0%	$2,607	$25.34	The Fresh Market	Walgreens
Paradise Crossing	Lithia Springs, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,470	100.0%	$1,052	$15.59	Publix	N/A
Richmond Plaza	Augusta, GA	14%	Augusta-Richmond County, GA-SC	1979 / 2026	174,585	85.3%	$1,809	$12.14	N/A	Ashley HomeStore and Ashley Outlet; Harbor Freight Tools; Chuck E. Cheese; Chow Time Buffet & Grill
Rivermont Station	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2022	128,308	95.6%	$2,113	$17.22	Kroger	Kids Empire
Shiloh Square Shopping Center	Kennesaw, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2003	136,920	94.1%	$1,898	$14.73	Kroger	ATL Fitness 24/7
Shops at Butler Crossing	Kennesaw, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	56,910	91.2%	$928	$17.88	N/A	Planet Fitness
Shops at Westridge	McDonough, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2006 / 2020	72,420	100.0%	$1,387	$19.15	Publix	N/A
Southampton Village	Tyrone, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2003 / 2024	80,988	97.0%	$1,186	$15.10	Publix	N/A
Spivey Junction	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1998	81,475	91.8%	$1,064	$14.23	Kroger	N/A
The Shops at Hamilton Mill	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2004	43,518	100.0%	$1,067	$24.52	N/A	N/A
Village at Glynn Place	Brunswick, GA	100%	Brunswick-St. Simons, GA	1992 / 2009	123,437	97.1%	$1,676	$13.99	Publix	Goodwill
Villages at Eagles Landing	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995	67,019	96.4%	$948	$14.67	Publix	N/A
Village Shoppes at Windermere	Suwanee, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	73,352	98.1%	$1,551	$21.56	Publix	N/A
CitiCentre Plaza	Carroll, IA	100%	Carroll, IA	1991 / 2018	63,518	93.4%	$500	$8.43	Hy-Vee	N/A
Duck Creek Plaza	Bettendorf, IA	100%	Davenport-Moline-Rock Island, IA-IL	2005 / 2023	134,379	95.4%	$1,373	$10.71	N/A	Malibu Jack's
Southgate Shopping Center	Des Moines, IA	100%	Des Moines-West Des Moines, IA	1972 / 2014	161,792	96.9%	$1,004	$6.40	Hy-Vee	Planet Fitness; Jay's CD & Hobby; BioLife Plasma Services; Dollar General

Phillips Edison & Company	52

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Baker Hill	Glen Ellyn, IL	100%	Chicago-Naperville-Elgin, IL-IN	1998 / 2018	135,355	99.1%	$2,380	$17.74	Pete's Fresh Market	N/A
Brentwood Commons	Bensenville, IL	100%	Chicago-Naperville-Elgin, IL-IN	1981 / 2015	125,497	99.0%	$1,894	$15.24	Jewel-Osco	Dollar Tree
College Plaza	Normal, IL	100%	Bloomington, IL	1983 / 2018	177,741	100.0%	$2,584	$14.54	N/A	Ross Dress for Less; Office Depot; Michaels; Shoe Carnival; Sierra; Boot Barn; Petco; Daiso
Glenbrook Marketplace	Glenview, IL	100%	Chicago-Naperville-Elgin, IL-IN	1992 / 2014	47,832	81.8%	$1,111	$28.39	N/A	N/A
Heritage Plaza	Carol Stream, IL	100%	Chicago-Naperville-Elgin, IL-IN	1988 / 2018	128,870	100.0%	$2,014	$15.63	Jewel-Osco	Charter Fitness
Hilander Village	Roscoe, IL	100%	Rockford, IL	1994 / 2022	120,694	96.7%	$1,257	$10.77	Schnucks	N/A
Hoffman Village	Hoffman Estates, IL	14%	Chicago-Naperville-Elgin, IL-IN	1987 / 2021	159,708	100.0%	$3,094	$19.37	Mariano's	Goodwill
Lemont Plaza	Lemont, IL	100%	Chicago-Naperville-Elgin, IL-IN	1983 / 2025	119,013	100.0%	$1,608	$13.51	Pete's Fresh Market	Goodwill; NAPA Auto Parts; Ace Hardware; Dollar Tree
Maple View	Grayslake, IL	100%	Chicago-Naperville-Elgin, IL-IN	1999	114,668	100.0%	$2,260	$19.71	Jewel-Osco	N/A
Naperville Crossings	Naperville, IL	100%	Chicago-Naperville-Elgin, IL-IN	2007 / 2021	151,203	95.4%	$4,751	$32.94	ALDI	N/A
Oak Mill Plaza	Niles, IL	100%	Chicago-Naperville-Elgin, IL-IN	1977 / 2023	164,872	95.0%	$2,618	$16.72	Jewel-Osco	N/A
Rolling Meadows Shopping Center	Rolling Meadows, IL	14%	Chicago-Naperville-Elgin, IL-IN	2010 / 2016	130,310	97.7%	$1,489	$11.70	Jewel-Osco	Northwest Community Hospital; Dollar Tree
Savoy Plaza	Savoy, IL	100%	Champaign-Urbana, IL	1999 / 2025	140,624	97.0%	$1,878	$13.77	Schnucks	Goodwill; Planet Fitness
Shorewood Crossing	Shorewood, IL	100%	Chicago-Naperville-Elgin, IL-IN	2001 / 2020	173,981	100.0%	$2,712	$15.59	Mariano's	Marshalls; Staples; Petco
The Shoppes at Windmill Place	Batavia, IL	100%	Chicago-Naperville-Elgin, IL-IN	1991 / 2022	124,576	94.8%	$2,053	$17.39	Jewel-Osco	N/A
Dyer Town Center	Dyer, IN	100%	Chicago-Naperville-Elgin, IL-IN	2004 / 2005	102,415	100.0%	$2,090	$20.41	Jewel-Osco	N/A
Lafayette Square	Lafayette, IN	100%	Lafayette-West Lafayette, IN	1963 / 2025	249,956	87.6%	$1,648	$7.53	N/A	Rural King Supply; Fun City Adventure Park; Dollar Tree; Harvest Chapel

Phillips Edison & Company	53

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Riverplace Centre	Noblesville, IN	100%	Indianapolis-Carmel-Greenwood, IN	1992 / 2020	74,189	95.7%	$801	$11.28	Kroger	N/A
The Village Shopping Center	Mooresville, IN	100%	Indianapolis-Carmel-Greenwood, IN	1965 / 2024	156,102	100.0%	$1,365	$8.74	Kroger	Black Friday - The Shopping Network; Goodwill; Mooresville Mattress; Player's Performance Factory
Town & Country Shopping Center	Noblesville, IN	100%	Indianapolis-Carmel-Greenwood, IN	1998 / 2023	249,833	99.4%	$2,048	$8.25	Walmart	Planet Fitness; Dollar Tree
Falcon Valley	Lenexa, KS	100%	Kansas City, MO-KS	2008 / 2009	76,784	100.0%	$1,067	$13.90	Price Chopper	N/A
Quivira Crossings	Overland Park, KS	100%	Kansas City, MO-KS	1996 / 2025	123,908	100.0%	$1,887	$15.23	Price Chopper	N/A
Wyandotte Plaza	Kansas City, KS	100%	Kansas City, MO-KS	1961 / 2015	173,757	100.0%	$2,189	$12.60	Price Chopper	Marshalls; PetSmart; Dollar Tree
Central Station	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	2005 / 2018	152,463	94.5%	$1,592	$11.04	Kroger	Planet Fitness
Chinoe Center	Lexington, KY	100%	Lexington-Fayette, KY	1984 / 2023	111,781	93.8%	$1,405	$13.41	Kroger	Exceptional Living Centers
Meadowthorpe Manor Shoppes	Lexington, KY	100%	Lexington-Fayette, KY	1989 / 2022	117,126	100.0%	$1,308	$11.17	Kroger	N/A
Town Fair Center	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	1988 / 2019	234,291	100.0%	$2,828	$12.07	N/A	Malibu Jack's; Staples; Michaels; Petco; Five Below
Atlantic Plaza	North Reading, MA	100%	Boston-Cambridge-Newton, MA-NH	1959 / 2014	126,384	100.0%	$2,566	$20.30	Stop & Shop	Cowabungas; One Stop Liquors
Carriagetown Marketplace	Amesbury, MA	100%	Boston-Cambridge-Newton, MA-NH	2000	96,472	100.0%	$1,919	$19.89	Stop & Shop	N/A
Cushing Plaza	Cohasset, MA	14%	Boston-Cambridge-Newton, MA-NH	1997 / 2000	71,210	100.0%	$1,439	$20.21	Shaw's Supermarket	Walgreens
Five Town Plaza	Springfield, MA	100%	Springfield, MA	1970 / 2025	327,303	99.4%	$4,694	$14.42	Big Y	Burlington; Ollie's Bargain Outlet; Best Fitness
Northwoods Crossing	Taunton, MA	100%	Providence-Warwick, RI-MA	2003 / 2022	158,978	100.0%	$2,193	$13.79	BJ's Wholesale Club	Tractor Supply; Dollar Tree
Shaw's Plaza Easton	Easton, MA	100%	Providence-Warwick, RI-MA	1984 / 2024	107,248	100.0%	$1,676	$15.63	Shaw's Supermarket	Planet Fitness
Shaw's Plaza Hanover	Hanover, MA	100%	Boston-Cambridge-Newton, MA-NH	1994 / 2000	57,181	100.0%	$860	$15.04	Shaw's Supermarket	N/A
Shaw's Plaza Raynham	Raynham, MA	100%	Providence-Warwick, RI-MA	1965 / 2022	177,324	100.0%	$2,879	$16.24	Shaw's Supermarket	Marshalls; PetSmart; CVS
Sudbury Crossing	Sudbury, MA	100%	Boston-Cambridge-Newton, MA-NH	1984 / 2021	89,952	100.0%	$1,758	$19.54	Sudbury Farms(1)	T.J. Maxx; The Goddard School; Dollar Tree
Bel Air Town Center	Bel Air, MD	100%	Baltimore-Columbia-Towson, MD	1990	77,817	90.7%	$1,895	$26.84	N/A	N/A

Phillips Edison & Company	54

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Burwood Village Center	Glen Burnie, MD	100%	Baltimore-Columbia-Towson, MD	1971 / 2002	101,144	100.0%	$1,971	$19.49	Food Lion	Dollar General; CVS
Collington Plaza	Bowie, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	1996	121,932	46.8%	$1,928	$33.80	N/A	N/A
LaPlata Plaza	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2003 / 2019	123,561	97.6%	$2,861	$23.73	Safeway	Petco
Rosewick Crossing	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2008	116,057	98.6%	$2,610	$22.80	Giant	N/A
Bear Creek Plaza	Petoskey, MI	100%	Petoskey, MI	1998 / 2024	311,933	100.0%	$1,815	$5.82	Walmart	Marshalls; OfficeMax; HomeGoods; Five Below
Cherry Hill Marketplace	Westland, MI	100%	Detroit-Warren-Dearborn, MI	1992 / 2017	120,568	100.0%	$1,600	$13.27	Kroger	Ace Hardware; CVS
Livonia Plaza	Livonia, MI	100%	Detroit-Warren-Dearborn, MI	1988 / 2014	137,205	79.0%	$1,589	$14.66	Kroger	N/A
Milan Plaza	Milan, MI	100%	Ann Arbor, MI	1960 / 2018	61,357	93.5%	$370	$6.45	Kroger	Ace Hardware
Orchard Square	Washington Township, MI	100%	Detroit-Warren-Dearborn, MI	1999 / 2011	92,450	100.0%	$1,403	$15.18	Kroger	N/A
Albertville Crossing	Albertville, MN	14%	Minneapolis-St. Paul-Bloomington, MN-WI	2002 / 2018	99,013	95.7%	$1,479	$15.61	Coborn's	N/A
Apache Shoppes	Rochester, MN	100%	Rochester, MN	2005 / 2025	57,491	100.0%	$943	$16.40	Trader Joe's	Sierra
Cahill Plaza	Inver Grove Heights, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1995 / 2020	69,000	100.0%	$782	$11.33	Cub	N/A
Centennial Lakes Plaza	Edina, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989 / 2022	193,764	98.7%	$4,754	$24.85	Whole Foods Market	HomeGoods; La-Z-Boy Furniture Galleries; Office Depot; JUUT SalonSpa
Chaska Commons	Chaska, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2006	155,543	99.2%	$3,285	$21.28	Cub	Petco
Crossroads of Shakopee	Shakopee, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1998	140,949	99.1%	$2,307	$16.52	Cub	N/A
Hastings Marketplace	Hastings, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2002	97,535	100.0%	$1,406	$14.42	Cub	N/A
New Prague Commons	New Prague, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2008 / 2019	73,415	98.4%	$1,241	$17.18	Coborn's	N/A
Normandale Village	Bloomington, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1973 / 2017	140,400	87.2%	$2,056	$16.79	Lunds & Byerlys	N/A

Phillips Edison & Company	55

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Northstar Marketplace	Ramsey, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2004 / 2025	103,418	98.1%	$1,861	$18.35	Coborn's	N/A
Prairieview Center	Eden Prairie, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1986 / 2018	118,171	100.0%	$1,841	$15.58	Lunds & Byerlys	N/A
Rue de France	Edina, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1973 / 2026	62,127	100.0%	$2,221	$35.75	N/A	Ethan Allen
Savage Town Square	Savage, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2003	87,181	100.0%	$1,410	$16.17	Cub	N/A
Waterford Park Plaza	Plymouth, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989 / 2023	127,468	95.9%	$1,710	$13.99	Cub	Dollar Tree
West Village Center	Chanhassen, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1994 / 2021	141,456	98.4%	$2,596	$18.66	Lunds & Byerlys	OfficeMax
Des Peres Corners	Des Peres, MO	20%	St. Louis, MO-IL	2009	120,673	90.9%	$3,161	$28.83	Schnucks	N/A
South Oaks Plaza	St. Louis, MO	100%	St. Louis, MO-IL	1969 / 2021	112,300	83.7%	$737	$7.84	N/A	Kloss Furniture; Walgreens
Southfield Center	St. Louis, MO	100%	St. Louis, MO-IL	1987 / 2021	109,397	87.4%	$1,491	$15.60	Schnucks	N/A
Chapel Hill North Center	Chapel Hill, NC	100%	Durham-Chapel Hill, NC	1998	96,290	100.0%	$1,764	$18.32	Harris Teeter	N/A
Crossroads Plaza	Asheboro, NC	100%	Greensboro-High Point, NC	1984 / 2016	51,440	100.0%	$473	$9.20	Food Lion	N/A
Cureton Town Center	Waxhaw, NC	100%	Charlotte-Concord-Gastonia, NC-SC	2006 / 2025	101,977	100.0%	$2,199	$21.56	Harris Teeter	N/A
Edgecombe Square	Tarboro, NC	100%	Rocky Mount, NC	1990 / 2013	81,070	100.0%	$522	$6.44	Food Lion	Farmers Home Furniture
Hampton Pointe	Hillsborough, NC	100%	Durham-Chapel Hill, NC	2005	38,133	100.0%	$981	$25.73	Walmart(1)	N/A
Harrison Pointe	Cary, NC	14%	Raleigh-Cary, NC	2002 / 2024	136,447	100.0%	$2,394	$17.55	Harris Teeter	Ninja Kidz Action Park
Lumina Commons	Wilmington, NC	100%	Wilmington, NC	1974 / 2007	80,772	100.0%	$1,475	$18.26	Harris Teeter	N/A
New Bern Plaza	Raleigh, NC	31%	Raleigh-Cary, NC	2005	58,745	94.5%	$1,305	$23.50	Walmart(1)	N/A
Northside Plaza	Clinton, NC	100%	N/A	1982 / 2015	79,865	95.0%	$689	$9.08	Food Lion	Farmers Home Furniture
The Shoppes at Ardrey Kell	Charlotte, NC	14%	Charlotte-Concord-Gastonia, NC-SC	2008	82,119	100.0%	$1,697	$20.67	Harris Teeter	N/A
Tramway Crossing	Sanford, NC	100%	Sanford, NC	1996	62,382	97.8%	$857	$14.05	Food Lion	N/A
Windsor Center	Dallas, NC	100%	Charlotte-Concord-Gastonia, NC-SC	1974 / 2015	81,423	93.8%	$784	$10.26	N/A	Southern States Cooperative; Kintegra Health; Workout Anytime

Phillips Edison & Company	56

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Plaza 23	Pompton Plains, NJ	100%	New York-Newark-Jersey City, NY-NJ	1963 / 2025	169,478	100.0%	$4,489	$26.49	Stop & Shop	T.J. Maxx; HomeGoods
Plaza Farmington	Farmington, NM	100%	Farmington, NM	2004	138,955	100.0%	$1,453	$10.46	Safeway	T.J. Maxx; Best Buy; Petco
Crossroads Towne Center	North Las Vegas, NV	100%	Las Vegas-Henderson-North Las Vegas, NV	2007 / 2021	148,719	98.0%	$4,864	$33.38	Walmart(1)	Planet Fitness; Oasis Jiu Jitsu; Salon Boutique
Green Valley Plaza	Henderson, NV	100%	Las Vegas-Henderson-North Las Vegas, NV	1978 / 1982	89,332	98.0%	$2,264	$25.86	Trader Joe's	Dollar Tree; Big 5 Sporting Goods
Rainbow Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-North Las Vegas, NV	1989 / 2022	144,845	95.7%	$2,597	$18.74	Albertsons	Ross Dress for Less
Southwest Marketplace	Las Vegas, NV	100%	Las Vegas-Henderson-North Las Vegas, NV	2008 / 2022	167,793	100.0%	$4,008	$23.89	Smith's	EoS Fitness
Sprouts Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-North Las Vegas, NV	1995 / 2022	112,580	100.0%	$2,444	$21.71	Sprouts Farmers Market	Goodwill; Uptown Jungle
South Shore Commons	Staten Island, NY	100%	New York-Newark-Jersey City, NY-NJ	2006	157,574	83.8%	$4,494	$34.04	N/A	Retro Fitness; Just Kidding Indoor Playground
University Plaza	Amherst, NY	100%	Buffalo-Cheektowaga, NY	1980 / 2020	163,251	95.4%	$1,924	$12.35	Tops Markets	Citi Trends; Amherst Theatre; DaVita Dialysis
Beavercreek Towne Center	Beavercreek, OH	100%	Dayton-Kettering-Beavercreek, OH	1994 / 2019	366,416	100.0%	$4,006	$10.93	Fresh Thyme	Lowe's; Kohl's; Ashley Furniture HomeStore; T.J. Maxx; Sierra; Shoe Carnival and Shoe Station
East Side Square	Springfield, OH	100%	Springfield, OH	2007	8,400	100.0%	$179	$21.31	Walmart(1)	N/A
Fairfield Crossing	Beavercreek, OH	100%	Dayton-Kettering-Beavercreek, OH	1994	71,170	100.0%	$1,582	$22.23	Walmart(1)	Office Depot; Pet Supplies Plus
Fairlawn Town Centre	Fairlawn, OH	100%	Akron, OH	1962 / 2025	342,435	99.0%	$5,043	$14.88	Giant Eagle; Marc's	U.S. Post Office; Ashley Furniture HomeStore; HomeGoods; Lucky Shoes; Get Fit 24/7; Chuck E. Cheese; Pet Supplies Plus
Flag City Station	Findlay, OH	100%	Findlay, OH	1992 / 2020	250,449	100.0%	$1,539	$6.14	Walmart	T.J. Maxx; PetSmart
Forest Park Square	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1988 / 2018	92,824	100.0%	$1,094	$11.79	Kroger	N/A
Georgesville Square	Columbus, OH	14%	Columbus, OH	1996 / 2017	270,046	100.0%	$2,679	$9.92	Kroger	Lowe's; Nationwide Children's Hospital
Glenwood Crossing	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1999 / 2015	101,021	98.5%	$799	$8.03	Kroger	Dollar Tree
Goshen Station	Goshen, OH	100%	Cincinnati, OH-KY-IN	1973 / 2003	53,802	97.0%	$579	$11.09	Kroger	N/A

Phillips Edison & Company	57

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Harpers Station	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1994 / 2025	229,060	99.4%	$3,240	$14.23	Fresh Thyme	Amped Fitness; The Collective Boutiques; T.J. Maxx; HomeGoods
Hartville Centre	Hartville, OH	100%	Canton-Massillon, OH	1988 / 2008	124,258	100.0%	$1,398	$11.25	Giant Eagle	Aultman Medical
Harvest Plaza	Akron, OH	100%	Akron, OH	1974 / 2015	75,866	100.0%	$780	$10.28	Giant Eagle	N/A
Lakewood City Center	Lakewood, OH	100%	Cleveland, OH	1991 / 2011	67,280	100.0%	$1,240	$18.43	Marc's	Pet Supplies Plus
Oak Creek Center	Lewis Center, OH	100%	Columbus, OH	2000	104,124	100.0%	$1,950	$18.73	N/A	N/A
Sheffield Crossing	Sheffield Village, OH	100%	Cleveland, OH	1989 / 2024	110,688	98.9%	$1,619	$14.79	Giant Eagle	N/A
Shoregate Town Center	Willowick, OH	100%	Cleveland, OH	1958 / 2025	289,431	96.4%	$2,828	$10.14	Giant Eagle; Marc's	Goodwill; Planet Fitness; Ace Hardware; Aaron's; Dollar General; Pet Supplies Plus
Sidney Towne Center	Sidney, OH	100%	Sidney, OH	1981 / 2007	115,776	100.0%	$668	$5.77	Kroger	N/A
Snow View Plaza	Parma, OH	100%	Cleveland, OH	1981 / 2023	101,450	89.7%	$1,245	$13.69	Giant Eagle	N/A
Sulphur Grove	Huber Heights, OH	100%	Dayton-Kettering-Beavercreek, OH	2004	19,570	87.7%	$296	$17.24	Walmart(1)	N/A
Trader Joe's Center	Dublin, OH	100%	Columbus, OH	1986	75,506	95.1%	$1,531	$21.32	Trader Joe's	N/A
Westgate Shopping Center	Fairview Park, OH	100%	Cleveland, OH	2007 / 2023	216,465	98.5%	$4,630	$21.72	Target(1)	Planet Fitness; Petco; Books-A-Million
East Burnside Plaza	Portland, OR	100%	Portland-Vancouver-Hillsboro, OR-WA	1955 / 1999	38,363	100.0%	$835	$21.77	Quality Food Centers	N/A
Hilfiker Shopping Center	Salem, OR	100%	Salem, OR	1984 / 2024	38,667	100.0%	$780	$20.17	Trader Joe's	Petco; Ulta
Sunset Shopping Center	Corvallis, OR	100%	Corvallis, OR	1998 / 2023	166,873	97.2%	$2,645	$16.30	Safeway	Bi-Mart; Personal Touch Car Wash
Edgewood Towne Center	Edgewood, PA	100%	Pittsburgh, PA	1990 / 2021	342,610	99.6%	$4,548	$13.33	Giant Eagle	Giant Eagle; Planet Fitness; Aaron's; BioLife Plasma Services; Citi Trends; Fox Beauty Supply
Fairview Plaza	New Cumberland, PA	100%	York-Hanover, PA	1992 / 1999	71,979	100.0%	$1,033	$14.35	Giant	N/A
Northtowne Square	Gibsonia, PA	14%	Pittsburgh, PA	1993 / 2003	113,372	96.9%	$1,098	$9.99	Giant Eagle	N/A
Palmer Town Center	Easton, PA	100%	Allentown-Bethlehem-Easton, PA-NJ	2005	153,020	96.5%	$2,946	$19.96	Giant	Marshalls
Townfair Center	Indiana, PA	100%	Indiana, PA	1995 / 2016	218,610	100.0%	$2,190	$10.02	Giant Eagle	Lowe's; Michaels

Phillips Edison & Company	58

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Yorktown Centre	Millcreek Township, PA	100%	Erie, PA	1989 / 2020	198,418	98.0%	$2,311	$11.89	Giant Eagle	Saint Vincent Hospital; A Bridge to Independence
Centerpoint	Easley, SC	100%	Greenville-Anderson-Greer, SC	2002	72,287	100.0%	$1,019	$14.10	Publix	N/A
Hampton Village	Taylors, SC	100%	Greenville-Anderson-Greer, SC	1959 / 2019	135,065	96.0%	$1,933	$14.90	Publix	Burkes Outlet
Irmo Station	Irmo, SC	100%	Columbia, SC	1980 / 2026	99,440	95.2%	$1,374	$14.52	Kroger	Pet Supplies Plus
Murray Landing	Columbia, SC	100%	Columbia, SC	2003 / 2016	80,672	93.9%	$1,380	$18.23	Publix	N/A
North Pointe Plaza	North Charleston, SC	100%	Charleston-North Charleston, SC	1989 / 2024	373,433	99.7%	$3,077	$8.26	Walmart	Carpet To Go Flooring; FIT Life Health Clubs; Dollar Tree; Atlantic Bedding & Furniture; Petco; City Gear
Palmetto Pavilion	North Charleston, SC	100%	Charleston-North Charleston, SC	2003	66,428	100.0%	$1,083	$16.30	Publix	N/A
Stockbridge Commons	Fort Mill, SC	14%	Charlotte-Concord-Gastonia, NC-SC	2003 / 2012	99,473	100.0%	$1,974	$19.84	Harris Teeter	N/A
Summerville Galleria	Summerville, SC	100%	Charleston-North Charleston, SC	1989 / 2014	106,391	96.8%	$1,634	$15.87	Food Lion	N/A
The Fresh Market Commons	Pawleys Island, SC	100%	Murrells Inlet, SC	2011 / 2014	32,325	100.0%	$739	$22.86	The Fresh Market	N/A
Village at Sandhill	Columbia, SC	31%	Columbia, SC	2006 / 2025	117,257	96.8%	$2,036	$17.94	Lowes Foods	N/A
Hamilton Village	Chattanooga, TN	100%	Chattanooga, TN-GA	1989 / 2021	429,325	99.3%	$3,794	$8.90	Walmart; ALDI	Urban Air Adventure Park; Gabe's; Pickleball Kingdom; Savers; Boot Barn
Hickory Plaza	Nashville, TN	100%	Nashville-Davidson-Murfreesboro-Franklin, TN	1974 / 2020	72,136	100.0%	$948	$13.14	Kroger	N/A
Providence Commons	Mt. Juliet, TN	100%	Nashville-Davidson-Murfreesboro-Franklin, TN	2009 / 2024	110,137	100.0%	$2,121	$19.26	Publix	Five Below
Willowbrook Commons	Nashville, TN	100%	Nashville-Davidson-Murfreesboro-Franklin, TN	2005	93,600	97.0%	$1,111	$12.24	Kroger	N/A
Cinco Ranch at Market Center	Katy, TX	100%	Houston-Pasadena-The Woodlands, TX	2007 / 2023	104,794	100.0%	$2,489	$23.75	Super Target(1)	HomeGoods; Michaels; OfficeMax
Coppell Market Center	Coppell, TX	100%	Dallas-Fort Worth-Arlington, TX	2008	90,225	96.7%	$1,474	$16.90	Market Street	N/A

Phillips Edison & Company	59

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Creekside Park Village	The Woodlands Township, TX	100%	Houston-Pasadena-The Woodlands, TX	2014	74,641	100.0%	$2,936	$39.33	H-E-B(1)	N/A
Easton Commons	Houston, TX	100%	Houston-Pasadena-The Woodlands, TX Metro	1985 / 2014	203,728	88.4%	$3,733	$20.73	Kroger	EoS Fitness; Memorial Hermann Medical Group
Firethorne Plaza	Katy, TX	100%	Houston-Pasadena-The Woodlands, TX	2014	29,986	100.0%	$985	$32.85	N/A	N/A
Hickory Creek Plaza	Denton, TX	100%	Dallas-Fort Worth-Arlington, TX	2007	28,421	100.0%	$852	$29.98	Kroger(1)	N/A
Kleinwood Center	Spring, TX	100%	Houston-Pasadena-The Woodlands, TX	2003	152,900	95.9%	$3,326	$22.68	H-E-B	N/A
Lake Pointe Market	Rowlett, TX	100%	Dallas-Fort Worth-Arlington, TX	2002	40,608	100.0%	$1,202	$29.60	Tom Thumb(1)	N/A
Lakeland Village Center	Cypress, TX	100%	Houston-Pasadena-The Woodlands, TX	2016	83,542	97.6%	$2,385	$29.25	N/A	CVS
Mansfield Market Center	Mansfield, TX	100%	Dallas-Fort Worth-Arlington, TX	2015	55,353	100.0%	$1,526	$27.57	Sprouts Farmers Market	N/A
Market at Cross Creek Ranch	Fulshear, TX	100%	Houston-Pasadena-The Woodlands, TX	2017	59,760	100.0%	$2,273	$38.04	H-E-B(1)	N/A
Mayfair Village	Hurst, TX	100%	Dallas-Fort Worth-Arlington, TX	1981 / 2025	230,916	94.7%	$2,929	$13.39	Tom Thumb	Ollie's Bargain Outlet; Up and Air Trampoline and Adventure Park; Planet Fitness
McKinney Market Street	McKinney, TX	100%	Dallas-Fort Worth-Arlington, TX	2003 / 2019	97,486	100.0%	$2,230	$22.88	Market Street	N/A
Memorial at Kirkwood	Houston, TX	100%	Houston-Pasadena-The Woodlands, TX	1979 / 2025	104,887	97.1%	$2,372	$23.30	N/A	Dollar Tree
Murphy Marketplace	Murphy, TX	100%	Dallas-Fort Worth-Arlington, TX	2008 / 2025	227,237	96.6%	$5,788	$26.36	Sprouts Farmers Market	EoS Fitness; Michaels
Oak Meadows Marketplace	Georgetown, TX	100%	Austin-Round Rock-San Marcos, TX	2018	78,841	100.0%	$1,626	$20.62	Randalls	N/A
Plano Market Street	Plano, TX	100%	Dallas-Fort Worth-Arlington, TX	2009	166,978	97.8%	$3,967	$24.30	Market Street	Tint School of Makeup & Cosmetology
Riverpark Shopping Center	Sugar Land, TX	100%	Houston-Pasadena-The Woodlands, TX	2003 / 2025	317,330	98.8%	$6,792	$21.67	H-E-B	LA Fitness; Ace Pickleball Club; Dave & Buster's; Dollar Tree; Walgreens
Seville Commons	Arlington, TX	100%	Dallas-Fort Worth-Arlington, TX	1987 / 2022	112,421	98.9%	$1,781	$16.02	Walmart Neighborhood Market	N/A

Phillips Edison & Company	60

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Shops at Cross Creek	Fulshear, TX	100%	Houston-Pasadena-The Woodlands, TX	2015	24,188	100.0%	$818	$33.82	N/A	N/A
Shops at Prosper Trail	Prosper, TX	100%	Dallas-Fort Worth-Arlington, TX	2016	86,698	100.0%	$2,611	$30.12	Kroger Marketplace(1)	N/A
Spring Cypress Village	Houston, TX	100%	Houston-Pasadena-The Woodlands, TX	1982 / 2024	103,758	86.7%	$1,963	$21.83	Sprouts Farmers Market	Spec's Liquor; Lumiere Nail Studios & Salon Park
Stone Gate Plaza	Crowley, TX	100%	Dallas-Fort Worth-Arlington, TX	2003	90,675	98.5%	$1,182	$13.24	Kroger	N/A
Suntree Square	Southlake, TX	100%	Dallas-Fort Worth-Arlington, TX	2000 / 2025	99,269	100.0%	$1,820	$18.33	Tom Thumb	N/A
Walden Park	Austin, TX	100%	Austin-Round Rock-San Marcos, TX	2002 / 2014	90,888	100.0%	$2,136	$23.50	Super Target(1)	HomeGoods
Hillside - West	Hillside, UT	100%	Salt Lake City-Murray, UT	2006	14,550	100.0%	$461	$31.68	N/A	Walgreens
Ashburn Farm Market Center	Ashburn, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2000	91,905	100.0%	$3,087	$33.59	Giant	N/A
Birdneck Shopping Center	Virginia Beach, VA	100%	Virginia Beach-Chesapeake-Norfolk, VA-NC	1987 / 2017	65,554	100.0%	$701	$10.69	Food Lion	N/A
Cascades Overlook	Sterling, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2016	150,525	96.8%	$4,508	$30.94	Harris Teeter	N/A
Courthouse Marketplace	Virginia Beach, VA	100%	Virginia Beach-Chesapeake-Norfolk, VA-NC	2005 / 2024	107,623	91.2%	$1,905	$19.40	Harris Teeter	N/A
Dunlop Village	Colonial Heights, VA	100%	Richmond, VA	1987 / 2012	77,315	80.8%	$600	$9.60	Food Lion	Ace Hardware
Lakeside Plaza	Salem, VA	100%	Roanoke, VA	1988 / 2025	87,784	97.6%	$1,064	$12.42	Kroger	NAPA Auto Parts
Nordan Shopping Center	Danville, VA	100%	Danville, VA	1961 / 2015	135,058	98.9%	$1,153	$8.63	Walmart Neighborhood Market	Centra PACE; It's Fashion Metro; Dept. of Social Services; Virginia Dept. of Corrections
Rio Hill Shopping Center	Charlottesville, VA	20%	Charlottesville, VA	1989 / 2026	286,195	99.0%	$4,075	$14.38	Kroger	T.J. Maxx; Burlington; La-Z-Boy; Planet Fitness; Sierra; Dollar Tree
Statler Square	Staunton, VA	100%	Staunton-Stuarts Draft, VA	1989 / 1997	134,660	93.9%	$1,264	$9.99	Kroger	Staples; Petco
Staunton Plaza	Staunton, VA	100%	Staunton-Stuarts Draft, VA	2006	80,266	98.3%	$1,444	$18.30	Martin's	N/A
Stonewall Plaza	Winchester, VA	100%	Winchester, VA-WV	2007	118,584	98.3%	$2,680	$22.99	Martin's	Dollar Tree

Phillips Edison & Company	61

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint ventures have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Village at Waterford	Midlothian, VA	100%	Richmond, VA	1991 / 2016	78,611	100.0%	$1,041	$13.24	Food Lion	N/A
Waynesboro Plaza	Waynesboro, VA	100%	Staunton-Stuarts Draft, VA	2005	76,534	100.0%	$1,465	$19.14	Martin's	N/A
Winchester Gateway	Winchester, VA	100%	Winchester, VA-WV	2006	163,585	100.0%	$3,395	$20.75	Martin's	East Coast Gymnastics and Cheer; Ridgeside K9 Winchester
Claremont Village	Everett, WA	100%	Seattle-Tacoma-Bellevue, WA	1994 / 2012	86,649	100.0%	$1,644	$18.97	Quality Food Centers	Ace Hardware
Renton Highlands Shopping Center	Renton, WA	100%	Seattle-Tacoma-Bellevue, WA	1999	54,008	82.8%	$1,159	$25.93	Safeway(1)	The Goddard School
Surprise Lake Square	Milton, WA	100%	Seattle-Tacoma-Bellevue, WA	1984 / 2020	132,616	81.9%	$2,730	$25.14	Grocery Outlet	Dollar Tree
The Orchards	Yakima, WA	100%	Yakima, WA	2002	86,407	100.0%	$1,437	$16.63	Rosauers Supermarkets	N/A
Westgate North Shopping Center	Tacoma, WA	100%	Seattle-Tacoma-Bellevue, WA	1960 / 2017	74,818	97.9%	$2,689	$36.70	Safeway(1)	N/A
Fairacres Shopping Center	Oshkosh, WI	100%	Oshkosh-Neenah, WI	1992 / 2016	85,523	100.0%	$1,099	$12.85	Pick 'n Save	O-Town Iron
Franklin Centre	Franklin, WI	100%	Milwaukee-Waukesha, WI	1994 / 2018	120,068	100.0%	$1,353	$11.27	Pick 'n Save	Planet Fitness
Glenwood Crossings	Kenosha, WI	100%	Kenosha, WI	1992 / 2018	87,115	95.4%	$1,083	$13.03	Pick 'n Save	Dollar Tree
Greentree Centre	Racine, WI	100%	Racine-Mount Pleasant, WI	1989 / 2018	78,011	97.7%	$1,139	$14.95	Pick 'n Save	N/A
Market Place at Pabst Farms	Oconomowoc, WI	100%	Milwaukee-Waukesha, WI	2005 / 2020	109,438	100.0%	$2,355	$21.52	Metro Market	N/A
Village Center	Racine, WI	100%	Racine-Mount Pleasant, WI	2002 / 2021	240,847	100.0%	$2,832	$11.76	Festival Foods	Kohl's; Ulta
Total					37,403,728	97.5%	$628,727	$17.24

(1)Retailer is not part of the owned property.

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ADDITIONAL DISCLOSURES
Three and Nine Months Ended September 30, 2026

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Earnings Guidance and Expectations Unaudited, in thousands (excluding per share amounts)
The following guidance and expectations is based upon PECO’s current view of existing market conditions and assumptions for the year ending December 31, 2026. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under “Forward-Looking Statements” above.
	Q3 2026 YTD	Updated Full Year 2026 Guidance and Expectations	Previous Full Year 2026 Guidance and Expectations

Net income per share - diluted	$1.05	$1.21 - $1.24	$0.95 - $0.97

Nareit FFO per share - diluted	$2.03	$2.68 - $2.72	$2.67 - $2.72

Core FFO per share - diluted	$2.09	$2.75 - $2.79	$2.73 - $2.79

Same-Center NOI growth(1)	4.3%	3.50% - 4.00%	3.40% - 4.00%

Portfolio Activity
Acquisition activity, gross(2)	$459,705	$600,000 - $700,000	$600,000 - $700,000
Dispositions	$173,994	$175,000 - $210,000	$200,000 - $250,000
Contributions to joint ventures, net(3)	$—	$200,000 - $250,000	$200,000 - $250,000

Other
Interest expense, net	$87,284	$116,000 - $120,000	$117,000 - $127,000
G&A expense	$37,424	$51,000 - $53,000	$49,000 - $53,000
Non-cash revenue items(4)	$17,158	$22,000 - $24,000	$21,000 - $23,000
Adjustments for collectibility	$3,773	$4,500 - $6,000	$4,000 - $7,000

		Low End	High End

Reconciliation
Net income per share attributable to stockholders - diluted		$1.21	$1.24
Depreciation and amortization of real estate assets		1.90	1.91
Gain on disposal of property, net		(0.48)	(0.48)
Adjustments related to unconsolidated joint ventures		0.05	0.05
Nareit FFO attributable to stockholders and OP unit holders per share - diluted		$2.68	$2.72
Depreciation and amortization of corporate assets		0.01	0.01
Loss on extinguishment or modification of debt and other, net		0.01	0.01
Transaction costs and other		0.05	0.05
Core FFO attributable to stockholders and OP unit holders per share - diluted		$2.75	$2.79
(1)The Company does not provide a reconciliation for Same-Center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company's results without unreasonable effort.
(2)Includes the prorated portion owned through the Company's unconsolidated joint ventures.
(3)Subsequent to quarter end, contributions to Grocery Retail Partners I LLC were $138.6 million.
(4)Represents straight-line rental income and net amortization of above- and below-market leases.

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Components of Net Asset Value Unaudited, dollars and shares in thousands

	Three Months Ended September 30, 2026	Supplement Page		As of September 30, 2026	Supplement Page

NOI FOR REAL ESTATE INVESTMENTS(1)	$130,931	22	OTHER ASSETS
			Cash and cash equivalents	$8,903	14
ADJUSTMENTS TO NOI			Restricted cash	9,018	14
NOI adjustments for Q3 acquisitions/dispositions(2)	$1,695		Accounts receivable, net	54,198	24
			Prepaid expenses and other assets	25,010	24
Quarterly impact of ABR from leases signed but not yet paying rent as of September 30, 2026	3,188		Investment in third parties	6,831	24
			Investment in marketable securities	20,853	24
Pro rata NOI from Joint Ventures	2,193		Total value of other assets	$124,813
Pro rata NOI adjustments for Q3 acquisitions/dispositions from Joint Ventures(2)	—
			LIABILITIES
			Debt obligations	$2,547,869	30
INVESTMENT MANAGEMENT BUSINESS			Accounts payable and other liabilities	153,103	24
Fees and management income	$3,464	15	Total value of liabilities	$2,700,972
Property operating expenses related to fees and management income	1,866	22
			EQUITY
Share of unconsolidated investment income recorded in Other Expense, Net	58	25	Common shares and OP units outstanding	140,942	29

			JOINT VENTURES
			Pro rata share of debt	$60,214	31

			DEVELOPMENT AND REDEVELOPMENT
			Costs incurred to date	$37,245	27
			Estimated remaining costs to be incurred	48,449	27
			Underwritten incremental unlevered yield	9%-12%	27
			Land held for future development	$19,158

(1)Represents total operating revenues, adjusted to exclude non-cash revenue items and lease buyout income, less property operating expenses and real estate taxes for all real estate properties.
(2)Removes NOI related to disposed properties and adjusts NOI for acquired properties to represent a full period.

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Glossary of Terms

Term	Definition
Anchor space	A space greater than or equal to 10,000 square feet of gross leasable area (GLA).

Annualized base rent (ABR)	Refers to the monthly contractual base rent as of the end of the applicable reporting period multiplied by twelve months.

ABR Per Square Foot (PSF)	ABR divided by leased GLA. Increases in ABR PSF can be an indication of our ability to create rental rate growth in our centers, as well as an indication of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Cap rate	Estimated in-place NOI for the property divided by the property’s contractual purchase or sale price.

Comparable lease	Refers to a lease with consistent terms that is executed for substantially the same space that has been vacant less than twelve months.

Comparable rent spread	Calculated as the percentage increase or decrease in first-year ABR (excluding any free rent or escalations) on new, renewal, and option leases where the lease was considered a comparable lease. This metric provides an indication of our ability to generate revenue growth through leasing activity.

Cost of executing new leases	Refers to certain costs associated with new leasing, namely, tenant improvement costs and tenant concessions.

EBITDAre, and Adjusted EBITDAre (collectively, “EBITDAre metrics”)(1)
Nareit defines EBITDAre as net income (loss) computed in accordance with GAAP before: (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains or losses from disposition of depreciable property; and (v) impairment write-downs of depreciable property. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDAre on the same basis.

To arrive at Adjusted EBITDAre, we exclude certain recurring and non-recurring items from EBITDAre, including, but not limited to: (i) changes in the fair value of the earn-out liability; (ii) other impairment charges; (iii) adjustments related to our investments in unconsolidated joint ventures; (iv) transaction and acquisition expenses; and (v) realized performance income.

We use EBITDAre and Adjusted EBITDAre as additional measures of operating performance which allow us to compare earnings independent of capital structure and evaluate debt leverage and fixed cost coverage.

Equity market capitalization(1)	The total dollar value of all outstanding shares and OP units using the closing price for the applicable date.

Grocer health ratio	Amount of annual rent and expense recoveries paid by the Neighbor as a percentage of gross sales. Low grocer health ratios provide us with the knowledge to manage our rents effectively while seeking to ensure the financial stability of our grocery anchors.

Gross leasable area (GLA)	The total occupied and unoccupied square footage of a building that is available for Neighbors or other retailers to lease.

Inline space	A space containing less than 10,000 square feet of GLA.

Leased occupancy	Calculated as the percentage of total GLA for which a lease has been signed regardless of whether the lease has commenced or the Neighbor has taken possession. High occupancy is an indicator of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Nareit	National Association of Real Estate Investment Trusts.

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Glossary of Terms
Nareit Funds from Operations Attributable to Stockholders and OP Unit Holders (Nareit FFO), Core FFO Attributable to Stockholders and OP Unit Holders (Core FFO), and Adjusted FFO Attributable to Stockholders and OP Unit Holders (Adjusted FFO)(1)

Nareit defines Funds from Operations (“FFO”) as net income (loss) computed in accordance with GAAP, excluding: (i) gains (or losses) from sales of property and gains (or losses) from change in control; (ii) depreciation and amortization related to real estate; (iii) impairment losses on real estate and impairments of in-substance real estate investments in investees that are driven by measurable decreases in the fair value of the depreciable real estate held by the unconsolidated partnerships and joint ventures; and (iv) adjustments for unconsolidated partnerships and joint ventures, calculated to reflect FFO on the same basis. We believe FFO provides insight into our operating performance as it excludes certain items that are not indicative of such performance.

Core FFO is calculated as Nareit FFO adjusted to exclude certain recurring and non-recurring items including, but not limited to: (i) depreciation and amortization of corporate assets; (ii) changes in the fair value of the earn-out liability; (iii) adjustments related to our investments in unconsolidated joint ventures; (iv) gains or losses on the extinguishment or modification of debt and other; (v) other impairment charges; (vi) transaction and acquisition expenses; and (vii) realized performance income. Core FFO provides further insight into the sustainability of our operating performance and provides an additional measure to compare our performance across reporting periods on a consistent basis by excluding items that may cause short-term fluctuations in net income (loss).

Adjusted FFO is calculated as Core FFO adjusted to exclude: (i) straight-line rent and non-cash adjustments, such as amortization of market lease adjustments, debt discounts, deferred financing costs, and market debt adjustments; (ii) recurring capital expenditures, tenant improvement costs, and leasing commissions; (iii) non-cash share-based compensation expenses; and (iv) our prorated share of the aforementioned adjustments for our unconsolidated joint ventures. Adjusted FFO provides further insight into our portfolio performance by focusing on the revenues and expenditures directly involved in our operations and the management of our entire real estate portfolio. Recurring property-related capital expenditures are costs to maintain properties and their common areas, including new roofs, paving of parking lots, and other general upkeep items, and recurring corporate capital expenditures are primarily costs for computer software and equipment.

Neighbor	In reference to one of our tenants.

Net debt	Total debt, excluding discounts, market adjustments, and deferred financing expenses, less cash and cash equivalents.

Net debt to Adjusted EBITDAre(1)
Calculated by dividing net debt by Adjusted EBITDAre (included on an annualized basis within the calculation). It provides insight into our leverage rate based on earnings and is not impacted by fluctuations in our equity price.

Net debt to total enterprise value(1)	Ratio is calculated by dividing net debt by total enterprise value. It provides insight into our capital structure and usage of debt.

Net operating income (NOI)(1)	Calculated as total operating revenues, adjusted to exclude non-cash revenue items and lease buyout income, less property operating expenses and real estate taxes. NOI provides insight about our financial and operating performance because it provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income (loss).

Portfolio retention rate	Calculated by dividing (i) the total square feet of retained Neighbors with current period lease expirations by (ii) the total square feet of leases expiring during the period. The portfolio retention rate provides insight into our ability to retain Neighbors at our shopping centers as their leases approach expiration. Generally, the costs to retain an existing Neighbor are lower than costs to replace with a new Neighbor.

Recovery rate	Calculated by dividing (i) total recovery income by (ii) total recoverable expenses during the period. A high recovery rate is an indicator of our ability to recover certain property operating expenses and capital costs from our Neighbors.

Redevelopment	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Same-Center(1)	Refers to a property, or portfolio of properties, owned for the entirety of both calendar year periods being compared.

Total enterprise value(1)	Net debt plus equity market capitalization on a fully diluted basis.

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Glossary of Terms
Underwritten incremental unlevered yield
Reflects the yield we target to generate from a project upon expected stabilization and is calculated as the estimated incremental NOI for a project at stabilization divided by its estimated net project investment. The estimated incremental NOI is the difference between the estimated annualized NOI we target to generate by a project upon stabilization and the estimated annualized NOI without the planned improvements. Underwritten incremental unlevered yield does not include peripheral impacts, such as lease rollover risk or the impact on the long-term value of the property upon sale or disposition. Actual incremental unlevered yields may vary from our underwritten incremental unlevered yield range based on the actual total cost to complete a project and its actual incremental NOI at stabilization.

(1)Non-GAAP and other supplemental operating, liquidity, and valuation measures. See the “Introductory Notes” section above for more information on the limitations of non-GAAP performance measures.

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Investor Information

ANALYST COVERAGE
BofA Securities	Jeff Spector	Jeff.Spector@bofa.com
BofA Securities	Samir Khanal	Samir.Khanal@bofa.com
Barclays	Richard Hightower	Richard.Hightower@barclays.com
BMO Capital Markets	Juan Sanabria	Juan.Sanabria@bmo.com
Deutsche Bank	Omotayo Okusanya	Omotayo.Okusanya@db.com
Evercore ISI	Steve Sakwa	Steve.Sakwa@evercoreisi.com
Evercore ISI	Michael Griffin	Michael.Griffin@evercoreisi.com
Goldman Sachs	Caitlin Burrows	Caitlin.Burrows@gs.com
Green Street Advisors	Paulina Rojas-Schmidt	PRojasschmidt@greenstreet.com
JPMorgan	Michael Mueller	Michael.W.Mueller@jpmorgan.com
KeyBanc	Todd Thomas	TThomas@key.com
Ladenburg Thalmann	Floris van Dijkum	FvanDijkum@ladenburg.com
Mizuho Securities USA	Haendel St. Juste	Haendel.St.Juste@mizuhogroup.com
Morgan Stanley	Ronald Kamdem	Ronald.Kamdem@morganstanley.com
UBS Global Research	Michael Goldsmith	Michael.Goldsmith@ubs.com
Wells Fargo	James Feldman	James.Feldman@wellsfargo.com
Wolfe Research	Andrew Rosivach	ARosivach@wolferesearch.com

CONTACT INFORMATION

Investor Relations
Kimberly Green	Hannah Harper
Head of Investor Relations	Director of Investor Relations
kgreen@phillipsedison.com	hharper@phillipsedison.com
(513) 538-4380	(513) 824-7122

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